UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 41

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 43

QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS

55 Old Bedford Road

Lincoln, MA 01773

(781) 259-1144

SANDRA I. MADDEN, General Counsel

Quantitative Investment Advisors, Inc.

55 Old Bedford Road

Lincoln, MA 01773

Copy to:

Christopher E. Palmer, Esq.

GOODWIN PROCTER LLP

901 New York Avenue, NW

Washington, DC 20001

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 1, 2009 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

QUANT FUNDS

PROSPECTUS

AUGUST 1, 2009

This page is not part of the prospectus.

ORDINARY AND INSTITUTIONAL SHARES

U.S. EQUITY FUNDS

Quant Small Cap Fund

Quant Long/Short Fund

INTERNATIONAL EQUITY FUNDS

Quant Emerging Markets Fund

Quant Foreign Value Fund

Quant Foreign Value Small Cap Fund

QUANT FUNDS

Quant Small Cap Fund
Quant Long/Short Fund
Quant Emerging Markets Fund
Quant Foreign Value Fund
Quant Foreign Value Small Cap Fund

Ordinary and Institutional Shares

PROSPECTUS

August 1, 2009

An investment in a Quant Fund is NOT a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A Quant Fund may not achieve its goals and is not intended as a complete investment program. Contact your investment professional to discuss how each Quant Fund fits into your portfolio.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS COMPLETE OR ACCURATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

QUANT FUNDS

BASIC INFORMATION ABOUT THE FUNDS

Quant Small Cap Fund

Investment Objective

Maximum long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, Small Cap Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks of small cap companies. Although there is no minimum market capitalization for companies whose securities Small Cap Fund may purchase, a small cap company will generally be a company with a market capitalization (at time of purchase) from $250 million to $2 billion. Small Cap Fund will invest primarily in the common stocks of U.S. issuers. Small Cap Fund may invest in the equity securities of foreign issuers that are traded in U.S. markets. For purposes of Small Cap Fund's investment policies, common stocks include securities with common stock characteristics such as depositary receipts, warrants and rights.

Small Cap Fund's Advisor employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, Small Cap Fund's Advisor can monitor a portfolio of securities for consistency with Small Cap Fund's investment objectives. Small Cap Fund's Advisor also uses qualitative analysis, due diligence, fundamental research, and analysis of an issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models.

Small Cap Fund's Advisor may invest in both value stocks and growth stocks. A value stock is a stock the Advisor believes is undervalued compared to its true worth. Value stocks are generally not expected to experience significant earnings growth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

Even though Small Cap Fund seeks long-term capital appreciation, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the principal risks that could adversely affect your investment.

QUANT FUNDS

Quant Long/Short Fund

Investment Objective

Long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, Long/Short Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks. The Long/Short Fund mainly invests in stocks of larger companies, generally with greater than $1 billion in market capitalization (at time of purchase). There is no minimum market capitalization for companies whose securities Long/Short Fund may purchase. Long/Short Fund will invest primarily in the common stock of U.S. issuers. For purposes of Long/Short Fund's investment policies, common stocks include securities with common stock characteristics such as depositary receipts, warrants and rights.

Long/Short Fund may invest in long and short positions of publicly traded equity securities. Long/Short Fund's long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. Long/Short Fund buys securities "long" that the Fund's Advisor believes will outperform and sells securities "short" that the Long/Short Fund's Advisor believes will underperform. When Long/Short Fund buys a security long, it owns the security. When Long/Short Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. Long/Short Fund is then obligated to buy the security on a later date so that it can return the security to the lender. This is not a market neutral strategy. Long/Short Fund's long-short exposure will vary over time based on the Advisor's assessment of market conditions and other factors. The cash received from short sales may be used to invest in long e quity positions. Under normal market conditions, Long/Short Fund's long equity exposure ranges from 110% to 133% of the Long/Short Fund's net assets and its short equity exposure ranges from 10% to 33% of the Fund's net assets. Long/Short Fund's Advisor will normally maintain long and short positions such that the Fund's net long equity exposure (i.e., the percentage of long equity positions minus the percentage of short equity positions) does not exceed 100% of the Fund's net assets, excluding cash and cash equivalents.

Long/Short Fund's Advisor primarily employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. In addition, Long/Short Fund's Advisor follows a quantitative research process which generates potential factors or portfolio construction techniques that the Advisor believes could result in improvement of Long/Short Fund's risk or return characteristics. Such factors and construction techniques are then rigorously tested to determine whether they add value on their own and in conjunction with the existing process before any changes will b e made to the existing models. With the benefit of these rankings, Long/Short Fund's Advisor also can monitor a portfolio of securities for consistency with Long/Short Fund's investment objectives. To a lesser extent, Long/Short

QUANT FUNDS

Fund's Advisor may also use qualitative analysis, due diligence, fundamental research, and analysis of the issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models.

Long/Short Fund's Advisor may invest in both value stocks and growth stocks. A value stock is a stock the Advisor believes is undervalued compared to its true worth. Value stocks are generally not expected to experience significant earnings growth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

Even though Long/Short Fund seeks long-term growth of capital, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the principal risks that could adversely affect your investment.

Quant Emerging Markets Fund

Investment Objective

Long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of emerging markets issuers. An emerging markets issuer is one that is traded in, or organized under the laws of, the countries that comprise the MSCI Emerging Markets Index ("MSCI EM"). For purposes of Emerging Markets Fund's investment policies, common stocks include securities with common stock characteristics such as depositary receipts (see below), warrants and rights. Emerging Markets Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Depositary Receipts. A depositary receipt is a receipt traded on an investor's domestic market for the shares of a company traded in foreign capital markets. American Depositary Receipts ("ADRs") are receipts of shares of a foreign-based company traded on a U.S. market. Rather than buying shares of foreign-based companies in foreign markets, U.S. investors may buy shares in the U.S. in the form of an ADR. Although traded in the U.S. markets, ADRs may be subject to the risks of their underlying foreign investments. Global Depositary Receipts ("GDRs") are receipts of shares of a company traded on a foreign market, typically an emerging market, and are generally traded on major foreign exchanges. GDRs allow investors to avoid potentially difficult or expensive trading on the issuing company's home exchange. Because the companies issuing GDRs may not be as well establ ished or may not use the same accounting system as more developed markets, their stocks may tend to be more volatile and less liquid. Other types of depositary receipts may also be used.

Emerging Markets Fund generally will be invested in issuers in eight or more emerging markets. Emerging Markets Fund will not purchase a security of a country if the

QUANT FUNDS

Emerging Markets Fund already has more than 25% of its assets invested in that country. The Emerging Markets Fund may invest more than 25% of its total assets in a particular region. Emerging Markets Fund considers any market that is not developed to be an emerging market. Currently, emerging markets include, but are not limited to, the following countries included in the MSCI EM Index: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. At the discretion of Emerging Markets Fund's Advisor, Emerging Markets Fund may invest in other emerging countries; however, under normal circumstances no more than 20% of the Emerging Markets Fund's net assets (plus borrowings for investment purposes) may be invested in countries not included in the MSCI EM Index.

Emerging Market Fund's Advisor primarily employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. The Advisor's proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other factors. With the benefit of these rankings, the Advisor can monitor a portfolio of securities for consistency with the Emerging Markets Fund's investment objectives. Emerging Markets Fund's Advisor may also use qualitative research to identify industry, country or market events not otherwise captured by its models.

Emerging Markets Fund may invest in companies of any capitalization. Emerging Markets Fund's Advisor may invest in both value stocks and growth stocks. A value stock is a stock the Advisor believes is undervalued compared to its true worth. Value stocks are generally not expected to experience significant earnings growth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

An investment in Emerging Markets Fund involves a substantial degree of risk. Even though Emerging Markets Fund seeks long-term growth of capital, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the principal risks that could adversely affect your investment.

Quant Foreign Value Fund

Investment Objective

Long-term growth of capital and income.

Principal Investment Strategies

Under normal market conditions, the Foreign Value Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of foreign markets issuers. A foreign markets issuer is one that derives at least 50% of its gross revenues or profits from goods or services produced in non-U.S. markets or from

QUANT FUNDS

sales made in non-U.S. markets. Generally, Foreign Value Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East; however, Foreign Value Fund also may invest without limit in emerging markets issuers. An emerging market issuer is one that is traded in, or organized under the laws of, the countries that comprise the MSCI Emerging Markets Index. For purposes of Foreign Value Fund's investment policies, common stocks include securities with common stock characteristics such as depositary receipts (see below), participatory notes, warrants and rights. Foreign Value Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Depositary Receipts. A depositary receipt is a receipt traded on an investor's domestic market for the shares of a company traded in foreign capital markets. American Depositary Receipts ("ADRs") are receipts of shares of a foreign-based company traded on a U.S. market. Rather than buying shares of foreign-based companies in foreign markets, U.S. investors may buy shares in the U.S. in the form of an ADR. Although traded in the U.S. markets, ADRs may be subject to the risks of their underlying foreign investments. Global Depositary Receipts ("GDRs") are receipts of shares of a company traded on a foreign market, typically an emerging market, and are generally traded on major foreign exchanges. GDRs allow investors to avoid potentially difficult or expensive trading on the issuing company's home exchange. Because the companies issuing GDRs may not be as well establ ished or may not use the same accounting system as more developed markets, their stocks may tend to be more volatile and less liquid. Other types of depositary receipts may also be used.

The Fund's Advisor primarily employs an investment approach that combines investment technology with fundamental analysis to select investments. This investment approach relies on computer databases, proprietary screens, and financial models to assist in the stock selection process. Proprietary computer models, databases and screens are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, growth, and valuation analyses, as well as other non-traditional factors.

Foreign Value Fund's Advisor uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow. First, because the Advisor believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data such as cash flow and interest rates to produce a ranking of country and industry value sectors. Second, because the Advisor believes that normal security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 29,000 companies worldwide to identify a pool of approximately 500 or more securities with the greatest potential for undervalued streams of sustainable cash flow or undervalued assets. Third, the Advisor conducts rigorous fundamental rese arch on the pool of companies identified throughout the first two steps of the investment process. The Advisor also maintains a "watch-list" of approximately 250 companies which may be used if the valuation of a company held in Foreign Value Fund's portfolio falls below established limits.

Foreign Value Fund generally will be invested in issuers in ten or more foreign countries. Foreign Value Fund may invest in companies of any capitalization. The Foreign

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Value Fund may invest in both value stocks and growth stocks, however the Advisor mainly invests in value stocks, which are stocks that the Advisor believes are undervalued by the market compared to their true worth.

Option Strategy. The Fund's Advisor may utilize options in an attempt to improve the risk/return profile of the Fund. The Fund's option strategy may include writing (selling) call options (each, a "Call Option") on equity securities, equity indexes and Exchange Traded Funds ("ETFs" and collectively with such equity securities and equity indexes, the "Subject Securities") and/or purchasing put options (each, a "Put Option") on Subject Securities. Selling Call Options is designed to provide income to the Fund (effectively lowering the purchase price of the Subject Security) prior to the Subject Security reaching the Advisor's target price for the Subject Security. Purchasing Put Options is designed to protect the Fund from dramatic downward movements in the price of Subject Security, effectively locking in a minimum sale price for the Subject Security.

The extent of the Advisor's use of Call Options and Put Options may vary over time based on the Advisor's assessment of market conditions and other factors. The Advisor may choose to cover both the down-side risk and the up-side growth potential of any Subject Security, such that up to 100% of the Fund's portfolio holdings may be covered by both a Call Option and a Put Option at any time.

Principal Risks

An investment in Foreign Value Fund involves a high degree of risk. Even though Foreign Value Fund seeks long-term growth of capital and income, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the principal risks that could adversely affect your investment.

Quant Foreign Value Small Cap Fund

Investment Objective

Long-term growth of capital and income.

Principal Investment Strategies

Under normal market conditions, Foreign Value Small Cap Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small companies organized in foreign markets. A foreign markets issuer is one that derives at least 50% of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Generally, Foreign Value Small Cap Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East; however, Foreign Value Small Cap Fund also may invest without limit in emerging markets issuers. An emerging market issuer is one that is traded in, or organized under the laws of, the countries that comprise the MSCI Emerging Markets Index. For purposes of Foreign Value Small Cap Fund's investment policies, common stocks include securities with common stock characteristics such as depositary receipts (see below), p articipatory notes, warrants and rights. Foreign Value Small Cap Fund may also buy and sell forward foreign currency exchange contracts

QUANT FUNDS

in non-U.S. currencies in connection with its investments. Although there is no minimum market capitalization for companies whose securities Foreign Value Small Cap Fund may purchase, a small cap company will generally have a market capitalization (at time of purchase) from $50 million to $2 billion.

Depositary Receipts. A depositary receipt is a receipt traded on an investor's domestic market for the shares of a company traded in foreign capital markets. American Depositary Receipts ("ADRs") are receipts of shares of a foreign-based company traded on a U.S. market. Rather than buying shares of foreign-based companies in foreign markets, U.S. investors may buy shares in the U.S. in the form of an ADR. Although traded in the U.S. markets, ADRs may be subject to the risks of their underlying foreign investments. Global Depositary Receipts ("GDRs") are receipts of shares of a company traded on a foreign market, typically an emerging market, and are generally traded on major foreign exchanges. GDRs allow investors to avoid potentially difficult or expensive trading on the issuing company's home exchange. Because the companies issuing GDRs may not be as well establ ished or may not use the same accounting system as more developed markets, their stocks may tend be more volatile and less liquid. Other types of depositary receipts may also be used.

Foreign Value Small Cap Fund's Advisor primarily employs an investment approach that combines investment technology with fundamental analysis to select investments. This investment approach relies on computer databases, proprietary screens, and financial models to assist in the stock selection process. Proprietary computer models, databases and screens are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, growth, and valuation analyses, as well as other factors.

Foreign Value Small Cap Fund's Advisor uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow. First, because the Advisor believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data such as cash flow and interest rates to produce a ranking of country and industry value sectors. Second, because the Advisor believes that normally volatile security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 16,000 international (non-U.S.) companies to identify a pool of approximately 250 or more securities with the greatest potential for undervalued streams of sustainable cash flow or undervalued assets. Third, the Adviso r conducts rigorous fundamental research on the pool of companies identified throughout the first two steps of the investment process. The Advisor will maintain a "watch-list" of companies which may be used if the valuation of a company held in Foreign Value Small Cap Fund's portfolio falls below the value of an alternative company.

Foreign Value Small Cap Fund generally will be invested in issuers in ten or more foreign countries. The Foreign Value Fund may invest in both value stocks and growth stocks, however the Advisor mainly invests in value stocks which are stocks that the Advisor believes are undervalued by the market compared to their true worth

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Option Strategy. The Fund's Advisor may utilize options in an attempt to improve the risk/return profile of the Fund. The Fund's option strategy may include writing (selling) call options (each, a "Call Option") on equity securities, equity indexes and Exchange Traded Funds ("ETFs" and collectively with such equity securities and equity indexes, the "Subject Securities") and/or purchasing put options (each, a "Put Option") on Subject Securities. Selling Call Options is designed to provide income to the Fund (effectively lowering the purchase price of the Subject Security) prior to the Subject Security reaching the Advisor's target price for the Subject Security. Purchasing Put Options is designed to protect the Fund from dramatic downward movements in the price of Subject Security, effectively locking in a minimum sale price for the Subject Security.

The extent of the Advisor's use of Call Options and Put Options may vary over time based on the Advisor's assessment of market conditions and other factors. The Advisor may choose to cover both the down-side risk and the up-side growth potential of any Subject Security, such that up to 100% of the Fund's portfolio holdings may be covered by both a Call Option and a Put Option at any time.

Principal Risks

An investment in Foreign Value Small Cap Fund involves a high degree of risk. Even though Foreign Value Small Cap Fund seeks long-term growth of capital and income, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the principal risks that could adversely affect your investment.

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Principal Risks for Each Fund

Even though each Fund seeks to achieve its investment objective, you could lose money on your investment or not make as much as if you had invested elsewhere. The main risks that could affect your investment include:

Quant Funds
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap	Principal Risks
X	X	X	X	X	Stock Market

• The risk that the stock price of one or more of the companies in a Fund's portfolio will fall, or will fail to appreciate as anticipated by the Fund's Advisor. Many factors can adversely affect a stock's performance.

• The risk that movements in the securities markets will adversely affect the price of a Fund's investments, regardless of how well the companies in which a Fund invests perform.

X	X	X	X	X	Common Stocks

• The value of a company's stock falls as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services.

• The value of a company's stock falls as a result of factors affecting multiple companies in a number of different industries, such as increases in production costs.

• The value of a company's stock falls as a result of changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

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Quant Funds
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap	Principal Risks
X	X	X	X	X	Warrants

Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. An investment in warrants may be considered more speculative than certain other types of investments. The value of a warrant does not necessarily change with the value of the underlying securities, and warrants expire worthless if they are not exercised on or prior to their expiration date.

X			X	X	Small Cap Companies

Small cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Small cap companies' earnings and revenue tend to be less predictable than larger companies. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Such stocks may be harder to sell at the times and prices the Fund's Advisor thinks appropriate.

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Quant Funds
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap	Principal Risks
	X	X	X	X	Small and Mid Cap Companies

To the extent that a Fund invests in small and mid cap companies, such companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Small and mid cap companies' earnings and revenue tend to be less predictable than larger companies. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Such stocks may be harder to sell at the times and prices the Fund's Advisor thinks appropriate.

X	X	X	X	X	Value Stocks

To the extent the Fund invests in value stocks, if the Fund's Advisor's assessment of a company's prospects is wrong, or if the market fails to recognize the stock's value, then the price of the company's stock may not approach the value that the Fund's Advisor believes is the full market value. Value stocks may also decline in price even when the Fund's Advisor already believes they are undervalued.

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Quant Funds
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap	Principal Risks
X	X	X	X	X	Growth Stocks

To the extent the Fund invests in growth stocks, if the Fund's Advisor's assessment of the prospects for the company's earnings growth is wrong, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the Fund's Advisor has placed on it.

		X	X	X	Foreign Investments

• Unfavorable changes in currency exchange rates: Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar.

• Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases.

• Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.

• Limited legal recourse: Legal remedies for investors such as the Fund may be more limited than those available in the United States.

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Quant Funds
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap	Principal Risks
		X	X	X	Foreign Investments (continued)

• Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell these investments at desirable prices. For the same reason, the Fund may at times find it difficult to value their foreign investments.

• Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments.

• Lower yield: Common stocks of foreign companies have historically offered lower dividends than comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund. The Fund's yield is therefore expected to be lower than yields of most funds that invest mainly in common stocks of U.S. companies. Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

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Quant Funds
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap	Principal Risks
		X	X	X	Emerging Markets Investments

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties including potential expropriation and confiscatory taxation. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Accordingly, at times the Fund may find it even more difficult to value their emerging markets investments than the Fund's other foreign investments.

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Quant Funds
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap	Principal Risks
	X				Short Sales Risk

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

	X				Segregated Account Risk

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a percentage of the Fund's assets could affect its portfolio management.

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Quant Funds
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap	Principal Risks
	X				Leverage Risk

By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value per share greater than without the use of leverage. This could result in increased volatility of returns.

X	X	X	X	X	Derivatives

The Fund may use futures and options on securities, indices and currencies and other derivatives.

A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Even a small investment in derivatives could have a significant impact on the Fund's risk exposure to stock market values, interest rates or currency exchange rates. Certain derivatives may be less liquid and more difficult to value than other types of securities.

Derivatives may be used for both hedging and non-hedging purposes. Use of derivatives could include hedging against adverse changes in stock market prices, interest rates or currency exchange rates; using derivatives as a substitute for buying or selling securities or to increase the Fund's return as a non-hedging strategy that may be considered speculative.

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Quant Funds
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap	Principal Risks
			X	X	Call Options Risk

Limited Gains. By writing (selling) call options (each, a "Call Option") on equity securities, equity indexes and Exchange Traded Funds ("ETFs" and collectively with such equity securities and equity indexes, the "Subject Securities"), the Fund may forego the opportunity to benefit from an increase in the price of the Subject Security above the exercise price of the Call Option, but continues to bear the risk of a decline in the value of the Subject Security. While the Fund will receive a cash premium for writing the Call Option, the price the Fund realizes from the sale of a Subject Security upon exercise of the option could be substantially below such Subject Securities prevailing market price.

Lack of Liquidity for the Call Option. A liquid market may not exist for a Call Option. If the Fund is not able to close out a Call Option, the Fund will not be able to sell the underlying Subject Security until the Call Option expires or is exercised.

Lack of Liquidity for the Security. The Fund's investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the Subject Securities underlying a Call Option, the Fund may be less likely to sell the Subject Securities in its portfolio to take advantage of new investment opportunities.

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Quant Funds
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap	Principal Risks
			X	X	Call Options Risk (continued)

Additional Counterparty Risk. Selling Call Options may result in increased exposure to the purchaser of the Call Option. The Advisor intends to minimize such counterparty risk by selling Call Options that may be exchange traded. Options contracts traded on the five (5) major U.S. options exchanges, plus numerous non-U.S. options exchanges are guaranteed by the Options Clearing Corporation, thus minimizing the counterparty exposure.

			X	X	Put Options Risk

Additional Cost. By purchasing put options (each, a "Put Option") on Subject Securities, the Fund will lock in the ability to sell a Subject Security at a pre-determined target price, but will continue to benefit from any upward movement in the value of the Subject Security. While the Fund will pay a cash premium for purchasing the Put Option, the Advisor believes that the cost of purchasing the Put Option is offset by the ability to sell the Subject Security at a pre-determined price thus locking in a pre-determined gain.

Lack of Liquidity for the Put Option. A liquid market may not exist for a Put Option. If the Fund is not able to close out a Put Option, the Fund will not be able to sell the underlying Subject Security until the Put Option expires or is exercised.

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Quant Funds
Small Cap	Long/ Short	Emerging Markets	Foreign Value	Foreign Value Small Cap	Principal Risks
			X	X	Put Options Risk (continued)

Lack of Liquidity for the Security. The Fund's investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the Subject Securities underlying a Put Option, the Fund may be less likely to sell the Subject Securities in its portfolio to take advantage of new investment opportunities.

Additional Counterparty Risk. Purchasing Put Options may result in increased exposure to the seller of the Put Option. The Advisor intends to minimize such counterparty risk by purchasing Put Options that may be exchange traded. Options contracts traded on the five (5) major U.S. options exchanges, plus numerous non-U.S. options exchanges are guaranteed by the Options Clearing Corporation, thus minimizing the counterparty exposure.

X	X	X	X	X	Non-Diversification

• Each of the Funds is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a greater negative effect on the Fund.

• This risk is greater for smaller companies that are the primary investment vehicles for the Small Cap Fund and Foreign Value Small Cap Fund, which tend to be more vulnerable to adverse developments.

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Performance

The following bar charts and tables indicate some of the risks of investing in a Fund by showing changes in each Fund's performance over time. The tables also compare a Fund's performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Of course, past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future. Because the chart and table reflect calendar year performance, the numbers will differ from those in the "Financial Highlights" table later in this Prospectus and in the Fund's shareholder report, which are based on the Fund's fiscal year end of March 31. Updated performance information is available at www.quantfunds.com.

Bar charts. The bar charts show changes in the annual total returns of a Fund's Ordinary Shares as of December 31 for the past ten years, or a shorter period of time if a Fund has not been in existence for ten years. Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

Average annual total return tables. The average annual total return tables compare each class of a Fund to broad-based market indices that invest in comparable types of stocks. Unlike the Funds, the indexes are not actively managed. Investment returns for the indexes assume the reinvestment of dividends paid on stocks comprising the indexes.

After tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. After-tax returns on distributions and sales may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

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Quant Small Cap Fund

Annual Return Ordinary Class

(Calendar year ended December 31)

The calendar year-to-date return of the Ordinary Shares of Small Cap Fund as of 6/30/2009 is 7.19%

Best Quarter: Worst Quarter:	Q4 1999 Q4 2008	32.35% –33.47%

Average Annual Total Returns for the periods ended December 31, 2008

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	–49.30%	–3.80%	1.47%
Ordinary Shares After Taxes on Distributions	–49.30%	–4.61%	0.57%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	–32.05%	–2.71%	1.36%
Institutional Shares Before Taxes	–49.18%	–3.38%	1.95%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	–33.79%	–0.93%	3.02%

The Russell 2000 Index is comprised of the bottom two-thirds of the largest 3,000 publicly traded companies in the United States. It is widely used as a benchmark for the general market for small company stocks.

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Quant Long/Short Fund*

Annual Return Ordinary Class

(Calendar year ended December 31)

The calendar year-to-date return of the Ordinary Shares of Long/Short Fund as of 6/30/2009 is 3.70%.

Best Quarter: Worst Quarter:	Q4 1999 Q4 2008	38.29% –23.84%

Average Annual Total Returns for the periods ended December 31, 2008*

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	–41.52%	–4.36%	–3.65%
Ordinary Shares After Taxes on Distributions	–41.55%	–4.48%	–4.64%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	–26.99%	–3.60%	–3.00%
Institutional Shares Before Taxes	–41.85%	–4.15%	–3.29%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	–37.00%	–2.19%	–1.38%

*  On November 1, 2006, the Long/Short Fund (formerly known as Quant Growth and Income Fund) changed its principal investment strategy and prior to this date did not take short positions as part of its main investment strategies. Performance shown for periods prior to November 1, 2006 does not reflect the new investment strategy. On January 2, 2008, Analytic began serving as Advisor to the Long/Short Fund. Prior to January 2, 2008, SSgA Funds Management, Inc. served as Advisor to the Long/Short Fund.

The S&P 500 Index is comprised of stocks chosen by Standard & Poor's for their size and industry characteristics. It is widely used as a benchmark for the general market for stocks in the United States.

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Quant Emerging Markets Fund*

Annual Return Ordinary Class

(Calendar year ended December 31)

The calendar year-to-date return of the Ordinary Shares of Emerging Markets Fund as of 6/30/2009 is 29.41%.

Best Quarter: Worst Quarter:	Q4 2003 Q4 2008	32.05% –32.62%

Average Annual Total Returns for the periods ended December 31, 2008

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	–59.20%	5.08%	9.75%
Ordinary Shares After Taxes On Distributions	–59.71%	4.29%	9.30%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	–38.50%	4.33%	8.66%
Institutional Shares Before Taxes	–59.11%	5.44%	10.21%
MSCI EM Index (reflects no deductions for fees, expenses or taxes)	–53.18%	8.02%	9.31%

*  Prior to November 2, 2003, Independence Investments LLC served as Advisor to the Emerging Markets Fund.

The MSCI Emerging Markets ("MSCI EM") Index is an unmanaged index comprised of stocks located in emerging market countries. It is widely used as a benchmark for the general market for emerging markets.

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Quant Foreign Value Fund

Annual Return Ordinary Class

(Calendar year ended December 31)

The calendar year-to-date return of the Ordinary Shares of Foreign Value Fund as of 6/30/2009 is 24.11%.

Best Quarter: Worst Quarter:	Q2 2009 Q4 2008	36.87% –26.53%

Average Annual Total Returns for the periods ended December 31, 2008

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	–52.40%	–1.96%	3.18%
Ordinary Shares After Taxes on Distributions	–52.59%	–2.49%	2.47%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	–34.07%	–1.39%	2.81%
Institutional Shares Before Taxes	–52.27%	–1.70%	3.45%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	–43.06%	2.10%	1.18%

The MSCI Europe, Australasia and Far East ("MSCI EAFE") Index is an unmanaged index comprised of stocks located in countries. It is widely used as a benchmark for the general market for developed foreign markets.

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Quant Foreign Value Small Cap Fund

Since the Foreign Value Small Cap Fund commenced operations on May 1, 2008, it does not have a full calendar year of performance.

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SUMMARY OF FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)1

	ORDINARY SHARES	INSTITUTIONAL SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Redemption Fee	None	None

Annual Fund Operating Expenses as a percentage of average net assets
(expenses that are deducted from Fund assets)

	Small Cap Fund	Long/Short Fund	Emerging Markets Fund	Foreign Value Fund	Foreign Value Small Cap Fund
Ordinary Shares
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses[2]	0.39%	—	0.42%	0.37%	0.75%
Short Sale Dividend Expenses	—	0.73%[3]	—	—	—
Remainder of Other Expenses	—	0.73%[3]	—	—	—
Total of Other Expenses	—	1.46%	—	—	—
Total Annual Fund Operating Expenses	1.64%	2.71%	1.67%	1.62%	2.00%
Acquired Fund (Indirect Underlying Fund)[4]	—	—	0.01%	—	0.02%
Total Direct and Acquired Fund Annual Operating Expenses	1.64%	2.71%	1.68%	1.62%	2.02%

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	Small Cap Fund	Long/Short Fund	Emerging Markets Fund	Foreign Value Fund	Foreign Value Small Cap Fund
Institutional Shares
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	None	None	None
Other Expenses[2]	0.42%		0.48%	0.38%	0.88%
Short Sale Dividend Expenses	—	0.73%[3]	—	—	—
Remainder of Other Expenses	—	1.46%[3]	—	—	—
Total of Other Expenses	—	2.19%	—	—	—
Total Annual Fund Operating Expenses	1.42%	3.19%	1.48%	1.38%	1.88%
Acquired Fund (Indirect Underlying Fund)[4]	—	—	0.01%	—	0.02%
Total Direct and Acquired Fund Annual Operating Expenses	1.42%	3.19%	1.49%	1.38%	1.90%

1  If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2  The Funds have an expense offset arrangement that reduces their custodian fee based upon the amount of cash maintained by the Funds with the custodian. "Other expenses" in the table do not take into account these expense reductions, and are therefore higher than the actual expenses of the Funds. Pursuant to the Management Contract between Quantitative Investment Advisors, Inc. (the "Manager") and the Trust, the Manager has agreed to limit the total operating expenses of the Small Cap Fund to 2% of its average net assets. For the fiscal year ended March 31, 2009, it was not necessary for the Manager to limit expenses or waive fees for the Small Cap Fund.

3  The Fund's principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short-sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total of Other Expenses" and "Total Annual Fund Operating Expenses." However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction.

4  Acquired Fund Fees and Expenses are not fees or expenses incurred by a Fund directly but are expenses of underlying funds in which a Fund invests. You incur these fees and expenses indirectly through the Fund's investment in those underlying funds. The fees presented above represent those incurred during the prior fiscal year. Acquired Fund Fees and Expenses may be higher or lower than the amount shown above based on expenses of the underlying funds as well as the degree to which a Fund invests in underlying funds. The "Total Direct and Acquired Fund Annual Fund Operating Expenses" will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."

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Example

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Ordinary Shares				Institutional Shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Small Cap Fund	$167	$517	$892	$1,944	$145	$449	$776	$1,702
Long/Short Fund	$274	$841	$1,435	$3,041	$322	$983	$1,669	$3,494
Emerging Markets Fund	$171	$530	$913	$1,987	$152	$471	$813	$1,779
Foreign Value Fund	$165	$511	$881	$1,922	$141	$437	$755	$1,657
Foreign Value Small Cap	$205	$634	$1,088	$2,348	$193	$597	$1,026	$2,222

NON-PRINCIPAL INVESTMENT POLICIES AND RELATED RISKS

The section Basic Information about the Funds describes each Fund's investment objective and principal investment strategies and risks. This section describes additional investments that a Fund may make or strategies it may pursue to a lesser degree to achieve a Fund's goal. Some of a Fund's secondary investment policies also entail risks. To learn more about these risks you should obtain and read the Funds' statement of additional information ("SAI"). You may request a free copy of the SAI by mail, phone or by accessing the Fund's website at www.quantfunds.com. See the last page of this prospectus.

All Funds

Investments other than Common Stocks. A Fund may invest up to 20% of its assets in investments such as preferred stocks, convertible securities, fixed income securities, real estate investment trusts, or repurchase agreements.

A Fund will invest in convertible securities primarily for their equity characteristics.

A Fund may invest in fixed income securities of any maturity. A Fund may not invest more than 10% of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality.

Real estate investment trusts ("REITs") are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, a Fund will, in some cases, indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Derivatives. A Fund may use futures and options on securities, indices and currencies and other derivatives.

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A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Even a small investment in derivatives could have a significant impact on a Fund's risk exposure to stock market values, interest rates or currency exchange rates. Certain derivatives may be less liquid and more difficult to value than other types of securities.

Derivatives may be used for both hedging and non-hedging purposes. Derivatives will not be used as a primary investment technique. Non-principal uses could include hedging against adverse changes in stock market prices, interest rates or currency exchange rates; using derivatives as a substitute for buying or selling securities or to increase a Fund's return as a non-hedging strategy that may be considered speculative.

Exchange Traded Funds. A Fund may invest up to 10% of its total net assets in other investment companies including exchange traded funds ("ETFs") to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees paid by such other investment companies in which it invests in addition to the investment advisory fee paid by the Fund. Shareholders of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Short Term Trading. Normally, a Fund's Advisor does not trade for short-term profits. A Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets a Fund's investment criteria.

Portfolio Turnover. A Fund's annual portfolio turnover ratio will vary. If a Fund's Advisor does a lot of trading, the Fund will experience increased operating expenses, which could reduce performance and may cause shareholders to incur an increased level of taxable income or capital gains. See Financial Highlights for actual turnover rates.

Cash Management and Temporary Defensive Strategies. Normally, each Fund's Advisor invests substantially all of a Fund's assets to meet the Fund's investment objective. A Fund's Advisor may invest the remainder of a Fund's assets in short term debt obligations with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, a Fund's Advisor may determine that market conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. A Fund's Advisor may then temporarily use alternative strategies that are mainly designed to limit the Fund's losses. Although a Fund's Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause a Fund to miss out on investment op portunities, and may prevent a Fund from achieving its objective.

Securities Lending. A Fund may lend securities from their portfolios to brokers, dealers and other financial institutions. Loans of portfolio securities by a Fund may not exceed 30% of the value of a Fund's total assets, with the exception of the Long/Short Fund which may lend securities up to 33 1/3% of its total assets. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to a Fund an amount

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equal to any dividends or interest received on the securities lent. A Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially.

Changes in Policies. The Trustees may change each Fund's objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. However, each Fund's policy of investing at least 80% of its net assets (less borrowings for investment purposes) in a particular type of investment may not be materially revised unless shareholders are notified at least 60 days in advance of the proposed change.

MANAGEMENT OF THE FUNDS

Under Massachusetts' law, the management of the Funds' business and affairs is the ultimate responsibility of the Board of Trustees of the Funds.

The Manager

The Funds are managed by Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (the "Manager"), which handles the Funds' business affairs. The Manager is a privately held financial services firm providing management and administrative services and facilities to the Quant Funds. As of June 30, 2009, the firm had approximately $730 million in assets under management.

The Manager may, subject to the approval of the Trustees, choose the investments of the Funds itself or, subject to the approval by the Trustees, select subadvisors (the "Advisors") to execute the day-to-day investment strategies of the Funds. The Manager currently employs Advisors to make the investment decisions and portfolio transactions for each of the Funds and supervises the Advisors' investment programs.

Day-to-day responsibility for investing the Funds' assets currently is provided by the Advisors described below. The Funds have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with Advisors without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for a Fund, change the terms of the advisory contracts, or enter into new advisory contracts with the Advisors. The Manager retains ultimate responsibility to oversee the Advisors and to recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate the advisory contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Advisor changes or other material amendments to an advisory contr act that occur under these arrangements.

The Advisors and Portfolio Management

The Advisors provide portfolio management and related services to each Fund, including trade execution.

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The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of shares of his or her Fund.

Quant Small Cap Fund

Advisor. Columbia Partners, L.L.C., Investment Management ("Columbia"), 5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815 serves as the investment subadvisor to the Small Cap Fund. As of March 31, 2009, Columbia had approximately $2.1 billion in assets under management for individual, pension plan and endowment accounts.

Portfolio Management. The Small Cap Fund is co-managed by Rhys Williams and Robert von Pentz who are supported by a team consisting of the following members: Gráinne Coen, Matt Williams, Dan Goldstein, and Mark Tindall. Mr. Williams leads the team and is primarily responsible for day-to-day recommendations with respect to the Fund's portfolio.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Advisor, primary role and investment experience
Robert A. von Pentz, CFA	Since 1996	Chief Investment Officer and head of Equity Investments since 1996 Investment professional since 1984

Rhys Williams, CFA	Since 1997	Senior Equity Portfolio Manager since 1997 Investment professional since 1990

Gráinne Coen	Since 2001	Equity Team Portfolio Manager & Research Analyst since 2001 Investment professional since 1996

Matt Williams, CPA, CFA	Since 2006	Equity Team Portfolio Manager since 2006
Investment professional since 1986. From 2004-2006 as Vice President, Research at Rittenhouse Asset Management and from 2001-2003 as an Analyst/Portfolio Manager at Gardner Lewis Asset Management.

Dan Goldstein, CFA	Since 1996	Equity Team Portfolio Manager & Research Analyst since 1996 Investment professional since 1994

Mark Tindall, CFA	Since 2003	Equity Team Portfolio Manager & Research Analyst since 2003 Investment professional since 1998. Prior to joining Columbia Partners, he spent four years analyzing equity securities at AIM Management.

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Quant Long/Short Fund

Advisor. Analytic Investors, LLC ("Analytic"), 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013, serves as the investment subadvisor to the Long/Short Fund. Analytic is a subsidiary of Old Mutual plc. Analytic had approximately $7.6 billion of assets under management as of March 31, 2009. Prior to January 2, 2008, the Fund's investment subadvisor was SSgA Funds Management, Inc.

Portfolio Management. The Long/Short Fund is managed by the US Equity Team at Analytic. The portfolio managers identified below are primarily responsible for the day-to-day management of the Long/Short Fund.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Advisor, primary role and investment experience
Harindra de Silva, Ph.D., CFA	Portfolio Manager since January 2008	President/Portfolio Manager since 1998 Investment professional since 1986

Dennis Bein, CFA	Portfolio Manager since January 2008	Chief Investment Officer/Portfolio Manager since 2004; Portfolio Manager from 1995 to 2004 Investment professional since 1990

Steve Sapra, CFA	Portfolio Manager since January 2008	Portfolio Manager since 1999 Investment professional since 1997

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Quant Emerging Markets Fund

Advisor. PanAgora Asset Management, Inc. ("PanAgora"), 470 Atlantic Avenue, Boston, MA 02110, serves as the investment subadvisor to the Emerging Markets Fund. As of March 31, 2009, PanAgora had $11.4 billion in assets under management in portfolios of institutional pension and endowment funds, among others. Putnam Investments LLC is a control person of PanAgora.

Portfolio Management. The Emerging Markets Fund is managed by the following team.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Advisor, primary role and investment experience
Joel G. Feinberg	Since 2008	Director, Equity Investments
Investment professional since 2000; from 2002 to 2005 as Senior Associate of Operations at Panagora; Research Associate in Macro Strategies in 2005 at Panagora; Portfolio Manager, Equity Investment 2006 to 2008 with Panagora.

Sanjoy Ghosh, Ph.D.	Since 2008	Director, Equity Investments
Dr. Ghosh is a Director responsible for managing the firm's dynamic equity investments. Prior to joining PanAgora, he worked at Putnam Investments as a portfolio manager on the Structured Equity team and has over 6 years investment industry experience.

Ronald Hua, CFA	Since 2008	Chief Investment Officer and Head of Research, Equity Investments
Mr. Hua is Chief Investment Officer, Equity Investments. He is responsible for all equity strategies at PanAgora. He is also a member of the firm's Management and Investment Committees. Mr. Hua is a CFA charterholder with over 10 years investment industry experience.

Dmitri Kantsyrev, Ph.D., CFA	Since 2008	Portfolio Manager, Equity Investments
Dr. Kantsyrev is a Quantitative Analyst on the Dynamic Equity Modeling Team primarily responsible for conducting research for PanAgora's Global and International Equity strategies. Dr. Kantsyrev joined PanAgora from the University of Southern California, where he studied Finance. Dr. Kantsyrev is a CFA charterholder.

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Quant Foreign Value Fund and Quant Foreign Value Small Cap Fund

Advisor. Polaris Capital Management, LLC ("Polaris"), 125 Summer Street, Boston, MA 02110, serves as the investment subadvisor to the Foreign Value Fund and the Foreign Value Small Cap Fund. As of March 31, 2009, Polaris had $1.6 billion in assets under management for institutional clients and affluent individuals.

Foreign Value Fund—Portfolio Management. Bernard R. Horn, Jr. is the lead portfolio manager of the Foreign Value Fund. Assistant portfolio manager Sumanta Biswas contributes to the day-to-day management of the Fund's portfolio through such means as performing research and management of Polaris' proprietary quantitative model. Mr. Biswas may also provide advice on investment decisions during periods when Mr. Horn is unavailable, but does not generally make the final decision as to which securities to purchase or sell for the Fund. The extent to which Mr. Biswas may perform these functions, and the nature of the functions, may change from time to time.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Advisor, primary role and investment experience
Bernard R. Horn, Jr.	Since 1998 (Fund inception) Lead Portfolio Manager	Founder and Portfolio Manager since 1995.
Investment professional since 1980.
B.S. in business administration Northeastern University 1978. M.S. degree in management from the Alfred P. Sloan School of Management at M.I.T 1980.

Sumanta Biswas, CFA	Since 2004	Assistant Portfolio Manager since 2004.
Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.
M.S. degree Boston College 2001, MBA Calcutta University in India 1996; undergraduate degree in engineering North Bengal University 1993, and a diploma in business finance from the Institute of Chartered Financial Analysts of India.

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Foreign Value Small Cap Fund—Portfolio Management. Bernard R. Horn, Jr. is the lead portfolio manager of the Fund. Sumanta Biswas, Bin Xiao, Andry Sutanto and Rich Howe (the "Investment Team") contribute to the day-to-day management of the Fund's portfolio through such means as performing research and management of Polaris' proprietary quantitative model. The Investment Team may also provide advice on investment decisions during periods when Mr. Horn is unavailable, but does not generally make the final decision as to which securities to purchase or sell for the Fund. The extent to which The Investment Team may perform these functions, and the nature of the functions, may change from time to time.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Advisor, primary role and investment experience
Bernard R. Horn, Jr.	Lead Portfolio Manager since 2008 (Fund inception)	Founder and Portfolio Manager since 1995.
Investment professional since 1980.
B.S. in business administration Northeastern University 1978. M.S. degree in management from the Alfred P. Sloan School of Management at M.I.T 1980.

Sumanta Biswas, CFA	Assistant Portfolio Manager since 2008 (Fund inception)	Assistant Portfolio Manager since 2004.
Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.
M.S. degree Boston College 2001, MBA Calcutta University in India 1996; undergraduate degree in engineering North Bengal University 1993, and a diploma in business finance from the Institute of Chartered Financial Analysts of India.

Bin Xiao	Analyst since 2008 (Fund inception)	Analyst with Polaris since 2006.
Internship at HSBC Global Investment Banking in 2005, internship at Polaris in 2004/2005. 2002 to 2004 as a software architect and project manager at PNC Financial Service Group (PFPC), following positions as an information systems engineer and software engineer at Vanguard Group and RIT Research Corporation respectively.
MBA MIT's Sloan School of Management 2006; M.S. degree computer science Rochester Institute of Technology 2000; undergraduate degree Beijing Institute of Technology in China in 1998. Completed CFA Level III.

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Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Advisor, primary role and investment experience
Andry Sutanto	Analyst since 2008 (Fund inception)	Analyst with Polaris since 2005.
Research and teaching assistant Northeastern University 2004; Computer engineer with the Cambridge Research Group 2001-2003.
Dual Master's degrees in finance and business administration January 2006 Northeastern University. Undergraduate degree from Boston University. CFA Level III candidate.

Richard V. Howe, CFA	Analyst since 2008 (Fund inception)	Analyst with Polaris since 2005.
Investment Professional since 1973. In 1986 became the CIO at Tucker Anthony Management (TAMCO), TAMCO was renamed Freedom Capital Management, Mr. Howe became the principal portfolio manager in charge of value equity fund management at Freedom.
MBA Wharton School at the University of Pennsylvania, undergraduate degree economics the University of Virginia.

Management and Advisory Fees

As compensation for services rendered for fiscal year ended March 31, 2009, each Fund paid the Manager a monthly fee at the annual rate of 1% of the average daily net assets. From the management fee, the Manager pays the expenses of providing investment advisory services to the Funds, including the fees of the Advisors of each individual Fund.

The Funds' semi-annual report to be dated September 30, 2009 will contain a detailed discussion of the Board of Trustees' consideration of the advisory and/or subadvisory agreements approved during the fiscal period from April 1, 2009 to September 30, 2009, including the agreements with the Manager and the Advisor for each of the Small Cap Fund, the Long/Short Fund, the Emerging Markets Fund, the Foreign Value Fund and the Foreign Value Small Cap Fund. The Fund's semi-annual report dated September 30, 2009 for the period from April 1, 2008 to September 30, 2008 contains a detailed discussion of the prior advisory and/or subadvisory agreements.

Fee Waivers/Expense Limitations. The Manager is contractually obligated under the terms of the Management Contract to assume certain expenses, reimburse certain expenses and/or waive fees of Small Cap Fund, if necessary, in order to reduce the Small Cap Fund's total expenses to no more than 2.00% of average daily net assets for any fiscal year. This Management Contract limits expenses at the Fund level and not at the individual share class level. Accordingly, the fees of any individual class of Small Cap Fund may be higher than the expense limitation because the expense limit calculation

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adds the expenses of the different classes together and then divides that number by the total average net assets of the Fund. No such reductions in compensation were necessary for the fiscal year ended March 31, 2009.

In addition, the Manager may voluntarily or contractually agree to limit the total operating expenses of a Fund for a period of time by waiving fees or reimbursing a Fund for an expense that it would otherwise incur. In such cases, the Manager may seek reimbursement from the Fund if the Fund's total operating expenses fall below that limit prior to the end of the Funds' fiscal year. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses, and expenses are calculated gross of custody credits, if applicable. Extraordinary expenses include, but are not limited to, the higher incremental costs of custody associated with foreign securities, litigation and indemnification expenses. The agreement is subject to periodic review and there is no guarantee that the Manager will continue to limit these expenses in the future.

Revenue Sharing Payments. The Manager or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor, U.S. Boston Capital Corporation) based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. Such payments will be paid by the Manager or its affiliates out of their profits or other available sources and will not impact the total operating expenses of the Fund. The intermediaries to which payments may be made are determined by the Manager. These payments, often referred to as "revenue sharing payments", may be in addition to other payments such as Rule 12b-1 fees and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Funds or to provide marketing or service support to the Funds.

In some circumstances, these payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund. Please contact your financial intermediary for detail about revenue sharing payments it may receive.

Administrative and Processing Support Payments. The Manager or its affiliates may make payments to certain financial intermediaries that sell Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Funds do not pay for these costs directly. The Manager or its affiliates also may make payments to certain financial intermediaries that sell Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual f und trading system.

HOW TO INVEST

The Funds offer two classes of shares through this prospectus: Ordinary Shares and Institutional Shares.

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Ordinary Shares are available to all purchasers and are subject to a fee of 0.25% charged pursuant to Rule 12b-1 under the 1940 Act ("12b-1 fee"). Institutional Shares are available to limited classes of purchasers on a "no-load" basis, that is, they are not subject to a sales charge or 12b-1 fee.

At this time the Quant Funds do not accept applications from Foreign Persons (persons who are not U.S. citizens or resident aliens).

Classes of Shares

Ordinary Shares

The minimum initial investment is generally $2,500. However, you may make a minimum investment of $1,000 if you:

•  participate in the Funds' Automatic Investment Plan;

•  open a Uniform Gifts/Transfers to Minors account; or

•  open an Individual Retirement Account ("IRA") or an account under a similar plan established under the Employee Retirement Income Security Act of 1974, as amended, or for any pension, profit sharing or other employee benefit plan or participant therein, whether or not the plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, including any plan established under the Self-Employed Individuals Tax Retirement Act of 1962 (HR-10).

The Funds or the Distributor, at their discretion, may waive these minimums.

You may make subsequent purchases in any amount, although the Funds or the Distributor, at their discretion, reserve the right to impose a minimum at any time.

Institutional Shares

Institutional Shares are offered to clients who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Quant Funds that currently offer Institutional Shares. There is no minimum additional investment amount.

Institutional Shares are not subject to any sales charges or fees pursuant to the Funds' 12b-1 Plan.

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Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more	(i) benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Fund;
(ii) banks and insurance companies purchasing shares for their own account;
(iii) an insurance company separate account; or
(iv) a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts.

$1 million or more in the aggregate	If an account or group of accounts is (a) not represented by a broker/dealer, (b) the minimum initial investment is at least $1 million in the aggregate at the plan, group or organization level and (c) the investment is made by:
(1) A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code;
(2) An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or
(3) A group of accounts related through a family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

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Minimum Initial Investment	Eligible Classes of Institutional Share Investors
None	Investments made for an individual account or a group of accounts:
(i) through an eligible mutual fund wrap program. To be eligible, a mutual fund wrap program must offer allocation services, charge an asset-based fee to its participants for asset allocation and/or offer advisory services, and meet trading and operational requirements under an appropriate agreement with the Distributor or clearing entity; or
(ii) by registered investment advisors who are (a) charging an asset based fee for their advisory services and (b) purchasing on behalf of their clients.
You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consiste nt with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Quant Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

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Minimum Initial Investment	Eligible Classes of Institutional Share Investors
None	(i) any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; or
(ii) officers, partners, trustees or directors and employees of the Funds, the Funds' affiliated corporations, or of the Funds' Advisors and their affiliated corporations (a "Fund Employee"), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sa les agreement or the spouse or child of such employee.
To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in section (ii) must provide Quantitative Institutional Services, a division of the Manager ("Transfer Agent"), with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Funds.

The Manager, at its sole discretion, may accept investments of $1 million or more in the aggregate from other classes of investors substantially similar to those listed above. In addition, the Manager may waive or lower initial investment amounts in other circumstances. Please call 1-800-326-2151 for more information.

Distributor and Distribution Plan

U.S. Boston Capital Corporation is the distributor of the Funds' shares.

The Funds have adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of Fund shares and for services provided to shareholders of the Funds' Ordinary Shares as described above. Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges. The distribution fee is not directly tied to the Distributor's expenses. If the Distributor's expenses exceed the Distributor's fee, the Funds are not required to reimburse the Distributor for the excess expenses; if the Distributor's fee exceeds the Distributor's expenses, the Distributor may realize a profit.

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Additional dealer compensation. The Distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the broker or intermediary, or such other criteria agreed to by the Distributor. The brokers or intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive to these firms to actively promote the Quant Funds or cooperate with the Distributor's promotional efforts or to provide marketing or service support to the Quant Funds. See the SAI for more information.

Making an Initial Investment

You may purchase shares of each class of a Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Fund. Orders received prior to the close of regular trading on the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., Eastern time), will receive that day's closing price. The Funds will accept orders for purchases of shares on any day on which the NYSE is open. See Calculation of Net Asset Value. The offering of shares of the Funds, or of any particular Fund, may be suspended from time to time, and the Funds reserve the right to reject any specific order.

You must provide the Fund with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.quantfunds.com.

Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Funds' policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Accou nt Application, call the Funds' toll-free number 1-800-326-2151. Generally, shares may not be purchased by facsimile request or by electronic mail.

Patriot Act Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may close your account if it cannot adequately verify your identity. If your account must be closed, your redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Investments by Check. You may purchase shares of the Funds by sending a check payable in U.S. dollars to Quant Funds specifying the name(s) of the Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

Quant Funds
Attention: Transfer Agent
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773

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If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third party checks, cashiers checks and money orders will not be accepted. Purchases made by check must wait 15 days prior to being liquidated.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of a Fund. You may cancel the Plan at any time, but your request must be received five business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than five business days before a scheduled withdrawal will take effect with the next scheduled withdrawal. The Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.

Investments through Brokers and other Financial Intermediaries

Shares may be purchased through any securities dealer with whom the Distributor has a sales agreement. Shares also may be made available through financial service firms which are also securities dealers and which have a service agreement with the Distributor. If you invest in a Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, other conditions may apply to your investment in the Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Quant Funds and its affiliates. If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the Fund and your account number. If you wish to make additional investments in more than one Fund, you should provide your account number and identify the amount to be invested in each Fund. You may pay for all purchases with a single check. Additional shares may be purchased by ACH payment as well.

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Investments through Tax-Deferred Retirement Plans

The Funds are available for investment through various tax-deferred retirement vehicles. Please call 1-800-326-2151 for assistance. These types of investments may be subject to specific fees.

HOW TO EXCHANGE

You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund. There is no fee for exchanges. The exchange privilege is available only in states where shares of the Fund being acquired may legally be sold. Individual Funds may not be registered in each state. You should be aware that exchanges might produce a gain or loss, as the case may be, for tax purposes.

You can make exchanges in writing or by telephone, if applicable. Exchanges will be made at the per share net asset value of shares of such class next determined after the exchange request is received in good order by the Fund. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

Generally, shares may not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

You can directly redeem shares of a Fund by written request, by telephone (if elected in writing) and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Fund.

Good order means that:

•  You have provided adequate instructions

•  There are no outstanding claims against your account

•  There are no transaction limitations on your account

Medallion signature guarantees and other requirements

You are required to obtain a medallion signature guarantee when you are:

•  Requesting certain types of transfers or exchanges or sales of fund shares in excess of $100,000

•  Requesting a redemption within 30 days of changing your account registration or address

•  Requesting a redemption, exchange or transfer to someone other than the account owner(s).

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Please call 1-800-326-2151 if you have questions on whether a signature guarantee is needed.

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.

If you redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be Medallion guaranteed. The use of signature guarantees is designed to protect both you and the Funds from the possibility of fraudulent requests for redemption.

Generally, shares may not be redeemed by facsimile request or by electronic mail.

Requests should be sent to:

Quant Funds
Attention: Transfer Agent
55 Old Bedford Road, suite 202
Lincoln, Massachusetts 01773

Telephone Redemption

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). Once you make a telephone redemption request, you may not cancel it. The Funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Funds' policy to requi re some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder's address of record.

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Automatic Withdrawal Plan

If you have a minimum of $10,000 in your account, you may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly, quarterly or annual basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

Redemption through Broker/Dealers and Other Financial Intermediaries

You may sell shares back to the Funds through any securities dealer with whom the Distributor has a service or sales agreement. You should contact your securities dealer for appropriate instructions and for information concerning any transaction or service fee that may be imposed by the securities dealer.

Payment of Redemption Amount

The Funds will generally send redemption proceeds within three business days of the execution of a redemption request. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Funds reserve the right to hold the redemption check until monies have been collected by the Fund from the customers' bank.

The Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission. As set forth in the Prospectus, the Funds may also delay payment of redemption proceeds from shares purchased by check until the check clears, which may take seven business days or longer.

Redemptions In-Kind

For redemptions in excess of $250,000, or 1% of the Fund's net assets, whichever is less, the Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash).

CALCULATION OF NET ASSET VALUE

Net asset value for one Fund share is the value of that share's portion of all of the net assets in the Fund. A Fund calculates its net asset value by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of a Fund will be determined as of the close of trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day,

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Thanksgiving and Christmas. The Emerging Markets Fund, Foreign Value Fund and Foreign Value Small Cap Funds may invest in securities listed on foreign exchanges that trade on days on which those Funds do not compute net asset value (i.e., Saturdays, Sundays and Exchange holidays) and the net asset value of shares of those Funds may be significantly affected on such days.

The Funds' assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of a Fund's net asset value (a significant event), at fair value as determined in good faith in accordance with procedures approved by the Trustees. Other significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action. For certain securities, where no sales have been reported, the Fund may value such securities at the last reported bid price. Short-term investments that mature in si xty-days (60) or less are valued at amortized cost.

Generally, Emerging Markets Fund, Foreign Value Fund and Foreign Value Small Cap Fund hold securities that are primarily listed and traded on a foreign exchange. Funds holding foreign securities translate values for any portfolio investments quoted in foreign currencies into U.S. dollars using currency exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's net asset value. Because foreign markets may be open at different times than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for a Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will no t be reflected in the computation of a Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees.

SHAREHOLDER SERVICES

How to Reach Us

By Mail:	Quantitative Institutional Services 55 Old Bedford Road Suite 202 Lincoln, MA 01773	By Telephone: 800-326-2151 On the Internet: www.quantfunds.com

Quant Funds Website www.quantfunds.com

You can use the website to get:

•  Your current account information

•  Returns of all publicly available Quant mutual funds

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•  Prospectuses for the Quant Funds

•  A copy of Quant Funds' privacy notice

Household Delivery of Fund Documents

With your consent, Quant may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Quant Funds. If you wish to revoke your consent to this practice, you may do so by notifying Quant, by phone or in writing (see "How to contact us"). Quant will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Confirmation Statements

The transfer agent maintains an account for each investment firm or individual shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

Privacy

The Quant Funds have a policy that protects the privacy of your personal information. A copy of Quant Funds' privacy notice was given to you at the time you opened your account. Quant Funds will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through the Quant Funds' website.

Tax information

In January of each year, the Fund will mail you information about the tax status of the dividends and distributions, if any, paid to you by the Fund.

SHAREHOLDER ACCOUNT POLICIES

Exchange limitation

Quant Funds do not currently limit the number of exchange transactions you may make each year; however, the Funds intend to actively discourage short-term trading in Fund shares because frequent trading can increase the expenses incurred by the Fund and make portfolio management less efficient. Short-term trading will be treated as described in Excessive Trading.

Excessive Trading

Frequent trading into and out of a Fund can disrupt portfolio management strategies, harm Fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Funds investing in securities that may require special valuation processes (such as foreign securities or small cap securities) may have increased exposure to the risks of short term trading.

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Each of the Quant Funds discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Fund's shares to be excessive for a variety of reasons, such as if:

•  You sell shares within a short period of time after the shares were purchased;

•  You make two or more purchases and redemptions within a short period of time;

•  You enter into a series of transactions that is indicative of a timing pattern or strategy; or

•  We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Quant Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Quant Fund shares by Fund investors. Pursuant to these policies and procedures, we monitor selected trades periodically in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of each Fund's shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market tim ers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Fund may be adversely affected.

Frequently, Quant Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Quant Funds' policies.

Each Quant Fund may reject: (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. The Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Fund believes are requested on behalf of market timers. Each Quant Fund reserves the right to reject any purchase request by any investor or financial institution if the Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Fund. The Quant Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represen t excessive trading or interfere with the efficient management of a

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Fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Quant Funds may impose further restrictions on trading activities by market timers in the future. The Funds' prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Minimum Account Size

Each Quant Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and 5,000 shares for Institutional Shares. If you hold fewer than the required minimum number of shares in your account, the Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to certain qualified retirement plan accounts.

OTHER POLICIES

Each of the Quant Funds and the Distributor reserve the right to:

•  charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege.

•  revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission.

•  charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees.

Each of the Quant Funds reserve the right to:

•  suspend transactions in Fund shares when trading on the NYSE is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Funds to sell or value their portfolio securities.

Disclosure of Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. Note that the Quant Funds or its agents may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.

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DIVIDENDS, DISTRIBUTIONS, AND TAXATION

Dividends and Distributions

Each Fund's policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

Unless you elect otherwise, all distributions will be automatically reinvested in additional shares of the Fund you own. You may also elect to have dividends, capital gains, or both paid in cash. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least ten dollars. If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of the Fund you own. All distributions, whether received in shares or cash, are taxable and must be reported by you on your federal income tax returns.

Taxation

The following discussion is only general. You are urged to consult your tax advisor regarding the effect that an investment in the Funds may have on your particular tax situation.

Taxability of Distributions

You will normally have to pay federal income taxes (and any applicable state, local and foreign taxes) on the distributions you receive from the Funds, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends received deduction for corporate shareholders. A portion of the dividends paid by a Fund may constitute "qualified dividend income," which is taxable at the same rates as long-term capital gain if received by individuals. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes. Fund distributions will reduce a Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the U.S., the Funds will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Funds. The Funds are also required in certain circumstances to apply backup withholding at the current rate of 28% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and

51

QUANT FUNDS

certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Funds' Account Application and the Statement of Additional Information for additional information regarding backup withholding of federal income tax.

Taxability of Transactions

When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. Any such gain or loss will generally be a long-term capital gain or loss if you have held your shares for more than one year at the time of the sale or exchange. You are responsible for any tax liabilities generated by your transaction.

Further information relating to federal income tax consequences is contained in the Statement of Additional Information. Fund distributions also may be subject to state, local and foreign taxes, which are not addressed in this summary or the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements, which have been audited by Tait, Weller & Baker LLP, the Funds' independent registered public accounting firm. Its report and each Fund's financial statements are included in the Funds' annual report to shareholders, which is available upon request. Information shown for the fiscal years ended March 31, 2005 through March 31, 2007 was audited by another independent registered public accounting firm.

52

QUANT FUNDS

FINANCIAL HIGHLIGHTS—Continued

QUANT SMALL CAP FUND

	Ordinary Shares
	Years Ending March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$19.45	$23.88	$22.99	$21.13	$19.93
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.06	0.07	(0.19)	(0.22)	(0.24)
Net realized and unrealized gain/(loss) on securities	(9.23)	(3.56)	2.91	5.16	2.18
Total from Investment Operations	(9.17)	(3.49)	2.72	4.94	1.94
Less Distributions:
Dividends from net investment income	—	(0.11)	—	—	—
Distributions from realized capital gains	(0.06)	(0.83)	(1.83)	(3.08)	(0.74)
Total Distributions	(0.06)	(0.94)	(1.83)	(3.08)	(0.74)
Net Asset Value, End of Period	$10.22	$19.45	$23.88	$22.99	$21.13
Total Return (d)	(47.11)%	(15.17)%	12.01%	24.51%	9.76%
Net Assets, End of Period (000's)	$61,943	$119,949	$124,998	$98,879	$80,199
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.64%*	1.59%*	1.82%	1.88%	1.98%
Net	1.64%*	1.59%*	1.82%	1.88%	1.98%
Ratio of net investment income (loss) to average net assets (c)	0.31%	0.31%	(0.80)%	(1.00)%	(1.17)%
Portfolio Turnover	72%	39%	41%	57%	43%

*  Expense ratio decline from the prior year was the result of the reduction of the 12b-1 fee from 50 basis points to 25 basis points on June 1, 2007.

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  — Gross (total expenses excluding fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  — Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

53

QUANT FUNDS

FINANCIAL HIGHLIGHTS—Continued

QUANT SMALL CAP FUND

	Institutional Shares
	Years Ending March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.86	$26.71	$25.39	$22.96	$21.48
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.10	0.12	(0.08)	(0.12)	(0.14)
Net realized and unrealized gain/(loss) on securities	(10.39)	(3.94)	3.23	5.63	2.36
Total from Investment Operations	(10.29)	(3.82)	3.15	5.51	2.22
Less Distributions:
Dividends from net investment income	—	(0.20)	—	—	—
Distributions from realized capital gains	(0.06)	(0.83)	(1.83)	(3.08)	(0.74)
Total Distributions	(0.06)	(1.03)	(1.83)	(3.08)	(0.74)
Net Asset Value, End of Period	$11.51	$21.86	$26.71	$25.39	$22.96
Total Return (d)	(47.04)%	(14.87)%	12.58%	25.06%	10.37%
Net Assets, End of Period (000's)	$7,281	$24,282	$12,400	$12,298	$9,616
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.42%	1.30%	1.31%	1.38%	1.48%
Net	1.42%	1.30%	1.31%	1.38%	1.48%
Ratio of net investment income (loss) to average net assets (c)	0.48%	0.45%	(0.30)%	(0.50)%	(0.65)%
Portfolio Turnover	72%	39%	41%	57%	43%

*  Expense ratio decline from the prior year was the result of the reduction of the 12b-1 fee from 50 basis points to 25 basis points on June 1, 2007.

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  — Gross (total expenses excluding fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  — Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

54

QUANT FUNDS

FINANCIAL HIGHLIGHTS—Continued

QUANT LONG/SHORT FUND

	Ordinary Shares
	Years Ended March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.07	$17.04	$14.76	$12.88	$12.19
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.04)	(0.09)	(0.02)	0.03	0.01
Net realized and unrealized gain/(loss) on securities	(5.78)	(2.30)	2.33	1.86	0.68
Total from Investment Operations	(5.82)	(2.39)	2.31	1.89	0.69
Less Distributions:
Dividends from net investment income	(0.01)	—	(0.03)	(0.01)	—
Distributions from realized capital gains	—	(0.58)	—	—	—
Total Distributions	(0.01)	(0.58)	(0.03)	(0.01)	—
Net Asset Value, End of Period	$8.24	$14.07	$17.04	$14.76	$12.88
Total Return (d)	(41.36)%	(14.43)%	15.63%	14.67%	5.66%
Net Assets, End of Period (000's)	$43,014	$69,767	$75,376	$59,975	$46,015
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	2.71%	2.18%	1.74%	1.65%	1.77%
Net including dividend and interest expense for securities sold short	2.71%	2.12%	1.71%	1.61%	1.76%
Net excluding dividend and interest expense for securities sold short	1.98%	1.90%	1.69%	—	—
Ratio of net investment income (loss) to average net assets (c)	(0.38)%	(0.52)%	(0.14)%	0.21%	0.08%
Portfolio Turnover Excluding Short Positions (f)	207%	171%	83%	105%	160%

Note: This fund changed its investment strategy on November 1, 2006 from Growth and Income to Long/Short.

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  — Gross (total expenses excluding fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  — Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f)  Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

55

QUANT FUNDS

FINANCIAL HIGHLIGHTS—Continued

QUANT LONG/SHORT FUND

	Institutional Shares
	Years Ending March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.71	$17.80	$15.40	$13.43	$12.65
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.10)	(0.10)	0.06	0.10	0.07
Net realized and unrealized gain/(loss) on securities	(6.02)	(2.41)	2.44	1.94	0.71
Total from Investment Operations	(6.12)	(2.51)	2.50	2.04	0.78
Less Distributions:
Dividends from net investment income	(0.05)	—	(0.10)	(0.07)	—
Distributions from realized capital gains	—	(0.58)	—	—	—
Total Distributions	(0.05)	(0.58)	(0.10)	(0.07)	—
Net Asset Value, End of Period	$8.54	$14.71	$17.80	$15.40	$13.43
Total Return (d)	(41.66)%	(14.49)%	16.22%	15.19%	6.17%
Net Assets, End of Period (000's)	$584	$1,009	$1,279	$984	$825
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	3.19%	2.23%	1.25%	1.16%	1.27%
Net including dividend and interest expense for securities sold short	3.19%	2.17%	1.22%	1.11%	1.26%
Net excluding dividend and interest expense for securities sold short	2.46%	1.95%	1.20%	—	—
Ratio of net investment income (loss) to average net assets (c)	(0.86)%	(0.56)%	0.35%	0.71%	0.54%
Portfolio Turnover Excluding Short Positions (f)	207%	171%	83%	105%	160%

Note: This fund changed its investment strategy on November 1, 2006 from Growth and Income to Long/Short.

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  — Gross (total expenses excluding fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  — Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f)  Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

56

QUANT FUNDS

FINANCIAL HIGHLIGHTS—Continued

QUANT EMERGING MARKETS FUND

	Ordinary Shares
	Years Ended March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$27.04	$23.34	$19.85	$14.23	$12.71
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.33	0.26	0.16	0.21	0.14
Net realized and unrealized gain/(loss) on securities	(14.76)	4.42	4.02	6.28	1.86
Total from Investment Operations	(14.43)	4.68	4.18	6.49	2.00
Less Distributions:
Dividends from net investment income	(0.43)	(0.16)	(0.22)	(0.22)	(0.20)
Distributions from realized capital gains	(0.12)	(0.82)	(0.47)	(0.65)	(0.28)
Total Distributions	(0.55)	(0.98)	(0.69)	(0.87)	(0.48)
Net Asset Value, End of Period	$12.06	$27.04	$23.34	$19.85	$14.23
Total Return (d)	(53.27%)	19.35%	21.36%	46.77%	15.89%
Net Assets, End of Period (000's)	$164,133	$491,462	$276,698	$144,088	$61,681
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.67%	1.60%	1.67%	1.83%	1.96%
Net	1.67%	1.60%	1.67%	1.83%	1.96%
Ratio of net investment income (loss) to average net assets (c)	1.66%	0.91%	0.77%	1.23%	1.12%
Portfolio Turnover	67%	18%	24%	34%	53%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  — Gross (total expenses excluding fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  — Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

57

QUANT FUNDS

FINANCIAL HIGHLIGHTS—Continued

QUANT EMERGING MARKETS FUND

	Institutional Shares
	Years Ending March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$27.46	$23.67	$20.11	$14.39	$12.82
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.34	0.33	0.21	0.29	0.24
Net realized and unrealized gain/(loss) on securities	(14.98)	4.50	4.08	6.35	1.84
Total from Investment Operations	(14.64)	4.83	4.29	6.64	2.08
Less Distributions:
Dividends from net investment income	(0.51)	(0.22)	(0.26)	(0.27)	(0.23)
Distributions from realized capital gains	(0.12)	(0.82)	(0.47)	(0.65)	(0.28)
Total Distributions	(0.63)	(1.04)	(0.73)	(0.92)	(0.51)
Net Asset Value, End of Period	$12.19	$27.46	$23.67	$20.11	$14.39
Total Return (d)	(53.17)%	19.67%	21.68%	47.39%	16.42%
Net Assets, End of Period (000's)	$25,664	$40,501	$12,759	$1,707	$1,082
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.48%	1.39%	1.41%	1.45%	1.46%
Net	1.48%	1.39%	1.41%	1.45%	1.46%
Ratio of net investment income (loss) to average net assets (c)	1.82%	1.12%	1.02%	1.75%	1.84%
Portfolio Turnover	67%	18%	24%	34%	53%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  — Gross (total expenses excluding fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  — Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

58

QUANT FUNDS

FINANCIAL HIGHLIGHTS—Continued

QUANT FOREIGN VALUE FUND

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$19.87	$23.07	$19.91	$15.92		$13.50
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.35	0.19	0.18	0.24	(f)	0.15
Net realized and unrealized gain/(loss) on securities	(11.53)	(2.11)	4.12	3.96		2.66
Total from Investment Operations	(11.18)	(1.92)	4.30	4.20		2.81
Less Distributions:
Dividends from net investment income	(0.11)	(0.19)	(0.07)	(0.13)		(0.12)
Distributions from realized capital gains	(1.61)	(1.09)	(1.07)	(0.08)		(0.27)
Total Distributions	(1.72)	(1.28)	(1.14)	(0.21)		(0.39)
Net Asset Value, End of Period	$6.97	$19.87	$23.07	$19.91		$15.92
Total Return (d)	(55.95)%	(8.71)%	22.08%	26.59%		20.99%
Net Assets, End of Period (000's)	$193,798	$781,136	$778,104	$441,614		$202,655
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.62%	1.56%	1.60%	1.69%		1.80%
Net	1.62%	1.56%	1.60%	1.69%		1.80%
Ratio of net investment income (loss) to average net assets (c)	2.49%	0.83%	0.88%	1.41	%(f)	1.04%
Portfolio Turnover	20%	44%	19%	29%		10%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  — Gross (total expenses excluding fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  — Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f)  Includes non-recurring income of $277,072.

(g)  Includes non-recurring income of $22,928

59

QUANT FUNDS

FINANCIAL HIGHLIGHTS—Continued

QUANT FOREIGN VALUE FUND

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ending March 31,
	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$19.98	$23.19	$20.01	$15.98		$13.53
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.38	0.26	0.25	0.29	(g)	0.17
Net realized and unrealized gain/(loss) on securities	(11.60)	(2.13)	4.12	3.98		2.70
Total from Investment Operations	(11.22)	(1.87)	4.37	4.27		2.87
Less Distributions:
Dividends from net investment income	(0.17)	(0.25)	(0.12)	(0.16)		(0.15)
Distributions from realized capital gains	(1.61)	(1.09)	(1.07)	(0.08)		(0.27)
Total Distributions	(1.78)	(1.34)	(1.19)	(0.24)		(0.42)
Net Asset Value, End of Period	$6.98	$19.98	$23.19	$20.01		$15.98
Total Return (d)	(55.85)%	(8.49)%	22.37%	26.96%		21.35%
Net Assets, End of Period (000's)	$47,090	$140,999	$115,200	$30,972		$21,317
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.38%	1.32%	1.35%	1.45%		1.55%
Net	1.38%	1.32%	1.35%	1.45%		1.55%
Ratio of net investment income (loss) to average net assets (c)	2.77%	1.18%	1.13%	1.70	%(g)	1.22%
Portfolio Turnover	20%	44%	19%	29%		10%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  — Gross (total expenses excluding fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  — Net (total expenses less fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f)  Includes non-recurring income of $277,072.

(g)  Includes non-recurring income of $22,928

60

QUANT FUNDS

FINANCIAL HIGHLIGHTS—Continued

QUANT FOREIGN VALUE SMALL CAP FUND

Ordinary Shares
Period Ended March 31, 2009
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.03
Net realized and unrealized gain/(loss) on securities	(5.15)
Total from Investment Operations	(5.12)
Less Distributions:
Dividends from net investment income	(0.04)
Distributions from realized capital gains	(0.02)
Total Distributions	(0.06)
Net Asset Value, End of Period*	$4.82
Total Return (d)	(51.25)%
Net Assets, End of Period (000's)	$18,978
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	2.00%**
Net	1.97%**
Ratio of net investment income (loss) to average net assets (c)	0.66%**
Portfolio Turnover	10%

*  Fund commenced operations May 2, 2008.

**  Annualized.

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  — Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  — Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

61

QUANT FUNDS

FINANCIAL HIGHLIGHTS—Continued

QUANT FOREIGN VALUE SMALL CAP FUND

Institutional Shares
Period Ending March 31, 2009
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.07
Net realized and unrealized gain/(loss) on securities	(5.19)
Total from Investment Operations	(5.12)
Less Distributions:
Dividends from net investment income	(0.04)
Distributions from realized capital gains	(0.02)
Total Distributions	(0.06)
Net Asset Value, End of Period*	$4.82
Total Return (d)	(51.20)%
Net Assets, End of Period (000's)	$3,592
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.88%**
Net	1.85%**
Ratio of net investment income (loss) to average net assets (c)	1.10%**
Portfolio Turnover	10%

*  Fund commenced operations May 2, 2008.

**  Annualized.

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  — Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  — Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

62

OBTAINING ADDITIONAL INFORMATION

More information about the Quant Funds may be obtained free upon request.

The Quant Funds' Statement of Additional Information (SAI) and annual and semi-annual reports to shareholders include additional information about the Funds. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal years. The SAI, the Fund's financial statements and the independent registered public accounting firm's report on the financial statements included in the Funds' most recent annual report to shareholders, are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' also file their complete schedules of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The Funds' most recent portfolio holdings, as filed on Form N-Q, are also available at www.quantfunds.com.

If you have questions about the Quant Funds or your account, or you wish to obtain free copies of the Funds' current SAI or annual or semi annual reports, please contact your financial advisor or contact us by mail, by telephone or on the Internet.

By Mail:	Quantitative Institutional Services 55 Old Bedford Road Suite 202	By Telephone: 800-326-2151 On the Internet: www.quantfunds.com Lincoln, MA 01773

You may review and obtain copies of the Quant Funds' SAI, financial reports, Forms N-Q and other information at the SEC's Public Reference Room in Washington, D.C. You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520. Please call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. You may need to refer to the Funds' file number.

SEC 1940 Act File #811-3790.

Distributed by U.S. Boston Capital Corporation, member FINRA, SIPC

QUANT FUNDS

Notes

QUANT FUNDS

Notes

QUANT FUNDS

Notes

QUANT FUNDS

Notes

QUANT FUNDS

Notes

QUANT FUNDS

SERVICE PROVIDERS

Manager	Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01773

Advisors	Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700,
Chevy Chase. MD 20815
Analytic Investors, LLC, 555 West Fifth Street, 50th Floor,
Los Angeles, CA 90013
PanAgora Asset Management, Inc., 470 Atlantic Avenue,
Boston, MA 02110
Polaris Capital Management, LLC, 125 Summer Street,
Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773

Custodian	State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105

Fund Accountant	State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105

Transfer Agent	Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, MA 01773

Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103

Legal Counsel	Goodwin Procter LLP, 901 New York Avenue, NW, Washington, DC 20001

For Account Information	For Quant Funds information, contact your financial advisor or, if you receive account statements directly from Quant Funds, you can also call 1-800-326-2151. Telephone representatives are available from 9:00 a.m. to 5:00 p.m. Eastern Time. Or visit our web site, www.quantfunds.com.

This page is not part of the prospectus.

55 Old Bedford Road,
Suite 202
Lincoln, MA 01773
www.quantfunds.com

Address Service Requested

© 2009 U.S. Boston Capital Corporation
Distributor of the Quant Funds
Member FINRA, SIPC

This page is not part of the prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Quant Funds

Quant Small Cap Fund

Quant Long/Short Fund

Quant Emerging Markets Fund

Quant Foreign Value Fund

Quant Foreign Value Small Cap Fund

Ordinary Shares and Institutional Shares

August 1, 2009

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Funds’ Ordinary Shares and Institutional Shares Prospectus, dated August 1, 2009, as supplemented or revised from time to time. This SAI incorporates by reference the Quant Funds’ Annual Report for the fiscal period ended March 31, 2009. A copy of the Prospectus and the Funds’ Annual Report can be obtained free of charge by calling 1-800-326-2151, by written request to the Quant Funds at 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 or from our website at: www.quantfunds.com.

TABLE OF CONTENTS

PAGE
FUND HISTORY	.....................................................................................	2
INVESTMENT OBJECTIVES AND POLICIES	.....................................................................................	2
INVESTMENT POLICIES, RISKS AND RESTRICTIONS	.................................................................................	2
INVESTMENT RESTRICTIONS OF THE FUNDS	.................................................................................	9
MANAGEMENT OF THE FUNDS	........................................................................................................	12
PORTFOLIO TRANSACTIONS	.........................................................................................................	29
DISCLOSURE OF PORTFOLIO HOLDINGS	30
HOW TO INVEST	...................................................................................................................	32
HOW TO EXCHANGE	..................................................................................................................	33
HOW TO REDEEM	..........................................................................................................................	33
CALCULATION OF NET ASSET VALUE	......................................................................................	34
DISTRIBUTIONS	.............................................................................................................................	35
TAXATION	...................................................................................................................................	35
THE QUANT FUNDS	.............................................................................................................	39
PROXY VOTING POLICIES	...................................................................................................	39
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	..................................................................................	40
APPENDIX	.......................................................................................................................................	41

1

FUND HISTORY

The Quantitative Group of Funds was established in 1983 as a business trust under Massachusetts’ law. A copy of the Amended and Restated Declaration of Trust (as amended through July 19, 1993) amending and restating the Agreement and Declaration of Trust dated June 27, 1983, is on file with the Secretary of State of the Commonwealth of Massachusetts. See THE QUANT FUNDS for additional information.

INVESTMENT OBJECTIVES AND POLICIES

The Funds are series of the Quantitative Group of Funds, or Quant Funds, a registered, open-end, management investment company (the “Trust”). The Funds are non-diversified. The investment objectives and policies of the Funds are summarized in the text of the Prospectus following the captions BASIC INFORMATION ABOUT THE FUNDS and NON-PRINCIPAL INVESTMENT POLICIES AND RELATED RISKS. There is no assurance that the Funds’ objectives will be achieved. This SAI contains certain additional information about those objectives and policies. Capitalized terms used in this SAI but not defined herein have the same meaning as in the Prospectus.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The Prospectus presents the investment objectives and the principal investment strategies and risks of the Funds. This section supplements the disclosure in the Funds' Prospectus and provides additional information on each Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a Fund’s restrictions and policies.

CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities, such as convertible debentures, bonds and preferred stock, which allow the holder thereof to convert the instrument into common stock at a specified share price or ratio. The price of the common stock may fluctuate above or below the specified price or ratio, which may allow a Fund the opportunity to purchase the common stock at below market price or, conversely, render the right of conversion worthless. A Fund will invest in convertible securities primarily for their equity characteristics.

OTHER INVESTMENT COMPANIES. The Funds may invest in the securities of other investment companies to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company.

Subject to the limitations on investments in other investment companies, Quant Emerging Markets Fund may invest up to 10% of its total assets in closed-end country funds whose shares are traded in the United States. Investments in closed-end funds may allow the Fund to attain exposure to a broader base of companies in certain emerging markets and to avoid foreign government restrictions that may limit direct investment in a country’s equity markets. Closed-end country funds are managed pools of securities of companies having their principal place of business in a particular foreign country. Shares of certain of these closed-end investment companies may at times only be acquired at market premiums to their net asset values.

The limitations on investments in other investment companies do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

EXCHANGE TRADED FUNDS. Subject to the limitations on investment in OTHER INVESTMENT COMPANIES as such may be modified by an exemptive order or exemptive rule from the Securities and Exchange Commission (the “SEC”) with respect to a particular exchange traded fund (ETF), a Fund may invest in ETFs.

ETFs, such as Standard & Poor’s Corporation (“S&P”) depositary receipts (“SPDRs”), Nasdaq 100 Index Trading Stock (“QQQs”), iShares and various country index funds, are investment companies whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors

2

and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. A Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In some cases, a Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS. To the extent consistent with its investment objective, each of the Funds may invest up to 5% of its total net assets (at time of purchase) in initial public offerings (“IPO”) of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Many companies engaged in IPO’s are smaller capitalization companies that present the risks of such companies described in “Principal Risks for Each Fund” in the Prospectus. Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well developed markets. Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in IPO’s could represent a significant portion of a fund’s investment performance. A Fund cannot assure that investments in IPO’s will continue to be available to the Fund or, if available, will result in positive investment performance, particularly during times when a Fund is of smaller size. In addition, as a Fund’s assets increase, the impact of investments in IPO’s on the overall performance of the Fund is likely to decrease.

A Fund may sell stocks purchased in IPO’s shortly after the time of the offering in order to realize a short-term profit. Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in IPO’s, a Fund may continue to hold such stocks for longer-term investment if the Fund’s Advisor believes this is appropriate. Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an IPO, each Fund may purchase newly public stocks in the secondary market if a Fund’s Advisor determines that this is an appropriate investment. Purchasing newly public stocks shortly after the offering may involve paying market prices significantly above the initial offering price. Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.

DERIVATIVES. Each Fund may, but is not required to, engage in a variety of transactions using “derivatives,” such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depend upon, or are derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized

3

exchanges, or in individually negotiated transactions with other parties (these are known as “over the counter”). Each Fund may use derivatives both for hedging and non-hedging purposes. Although each Fund’s Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even under very volatile market conditions. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management and each Fund will depend on its Advisor’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a Fund.

PARTICIPATORY NOTES. The Emerging Markets Fund, Foreign Value Fund and Foreign Value Small Cap Fund may invest in participatory notes. Participatory notes are offshore derivative instruments issued to foreign investors against underlying Indian securities. These securities are not registered with the Securities and Exchange Board of India. The risks of investing in participatory notes are similar to those risks of investing in foreign securities in general. See “Principal Risks for Each Fund” in the Funds’ Prospectus for a discussion of the risks of investing in foreign securities. Participatory notes function similarly to depositary receipts except that brokers, not U.S. banks, are depositories for Indian-based securities on behalf of foreign investors. Brokers buy Indian-based securities and then issue participatory notes to foreign investors. Any dividends or capital gains collected from the underlying securities are remitted to the foreign investors. However, unlike depositary receipts, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

OPALS. The Emerging Markets Fund, Foreign Value Fund and Foreign Value Small Cap Fund may each invest in optimized portfolio as listed securities (“OPALS”). OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities. See PRINCIPAL RISKS FOR EACH FUND-Foreign Investments in the Prospectus. In addition, because the OPALS are not registered under the securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

DEPOSITORY RECEIPTS. Each Fund may invest in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts differ from receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Since investments in foreign companies will usually involve currencies of foreign countries, and since the Foreign Value Fund, the Emerging Markets Fund and the Foreign Value Small Cap Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of these Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Foreign Value Fund, the Emerging Markets Fund and the Foreign Value Small Cap Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Foreign Value Fund, the Emerging Markets Fund and the Foreign Value Small Cap Fund will generally not enter into a forward contract with a term of greater than one year. The Funds’ Custodian (as defined below) will place cash or liquid securities into a segregated account of the series in an amount equal to the value of the Funds’ total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the

4

securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

The Foreign Value Fund, the Emerging Markets Fund and the Foreign Value Small Cap Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Fund’s Advisor believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion, or up to 75% of the value of its assets, to the consummation of these contracts. The Fund’s Advisor will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Other than as set forth above, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Fund’s Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Fund’s Advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

TEMPORARY DEFENSIVE STRATEGY. The Funds may invest in short-term debt obligations for temporary defensive purposes and for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term

5

debt obligations may include obligations of the U.S. government and (in the case of the Foreign Value Fund, Emerging Markets Fund and Foreign Value Small Cap Fund) securities of foreign governments. Short-term debt obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks (and, in the case of the Foreign Value Fund, Emerging Markets Fund and Foreign Value Small Cap Fund, foreign banks) having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody’s Investors Service, Inc.(“Moody’s”) or A-1 by S&P, or in the case of any instrument that is not rated, of comparable quality as determined by the Funds’ investment advisor, Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors (the “Manager”) or a Fund subadvisor (“Advisor”), or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by S&P. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

BOND RATINGS.

Moody’s bond ratings cited above are as follows:

Aaa: Bonds that are rated “Aaa” are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as “high-grade” bonds. They are rated lower than the best bonds because margins of protection may not be as large as with “Aaa” securities or other elements may make long-term risks appear greater than those of “Aaa” securities.

The S&P Corporation bond ratings cited above are as follows:

AAA: “AAA” is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated “AA” also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

FIXED INCOME SECURITIES. A Fund may invest in fixed income securities of any maturity. A Fund may not invest more than 10% of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in a Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is considered investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by an Advisor. Fixed income securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase the security and the Fund to resell the security at a fixed time and price (representing the Fund’s cost plus interest). The Funds will enter into repurchase agreements only with (i) commercial banks or (ii) registered broker-dealers. Although each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Funds’ present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities. While the repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreements (and, for this purpose, the underlying security will be marked to market daily), if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

6

No more than 5% of the value of a Fund’s total assets will be invested in repurchase agreements that have a maturity longer than seven (7) days. Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable (see "Illiquid Securities" below). In addition, a Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

SECURITIES LOANS. Each Fund may make secured loans of its portfolio securities amounting to not more than 30% of its total assets, except for the Long/Short Fund and the Foreign Value Small Cap Fund which each may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets. See INVESTMENT RESTRICTIONS OF THE FUNDS. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to a Fund an amount equal to any dividends or interest received on the securities lent. A Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the security involved.

OPTIONS. Each Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that each Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. Each Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. Each Fund may also write call options to partially hedge a possible stock market decline. Because each Fund’s objective is growth of capital, covered call options would not be written except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as each Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. Each Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that each Fund will be able to effect such transactions at any particular time or at an acceptable price. If each Fund was unable to enter into a closing purchase transaction, the principal risks to each Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of each Fund, especially during periods when market prices of the underlying securities appreciate.

SHORT SALES.

Long/Short Fund

Long/Short Fund may sell securities short. No securities will be sold short if, after giving effect to any short sales, the value of all securities sold short would exceed 33% of Long/Short Fund’s net assets (plus borrowings for investment purposes).

A security is sold short when Long/Short Fund sells a security it does not own. To sell a security short, Long/Short Fund must borrow the security from someone else to deliver it to the buyer. Long/Short Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, Long/Short Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Long/Short Fund typically sells securities short to take advantage of an anticipated decline in prices and/or protect a profit in a security it already owns. Long/Short Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which Long/Short Fund replaces the borrowed security. Likewise, Long/Short Fund can profit if the price of the security declines between those dates.

To borrow the security, Long/Short Fund also may be required to pay a premium, which would increase the cost of the security sold. Long/Short Fund will incur transaction costs in effecting short sales. Long/Short Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses Long/Short Fund

7

may be required to pay in connection with a short sale. The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

Whenever Long/Short Fund sells a security short, the Custodian segregates an amount of cash or liquid securities (see “Asset Segregation” below).

Funds other than Long/Short Fund

The Funds (except Long/Short Fund) will limit short sales to selling securities "against the box." No securities will be sold short if after giving effect to any short sales, the value of all securities sold short would exceed 25% of a Fund’s net assets.

Short Sales Against the Box. The Funds may sell securities “short against the box.” A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Fund intends to use short sales against the box to hedge. For example when the Fund believes that the price of a current portfolio security may decline, a Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

Asset Segregation

The 1940 Act requires that each Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund’s portfolio. If a Fund enters into a transaction requiring segregation, such as a short sale, the Custodian or the Advisor will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

FORWARD COMMITMENTS. Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Fund holds, and maintains until the settlement date in a segregated account with the Funds’ Custodian, cash or short-term debt obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

WARRANTS. The Funds may invest in warrants purchased as units or attached to securities purchased by a Fund. Warrants provide the Fund with the right to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

ILLIQUID SECURITIES. Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that a Fund may have difficulty, or may even be legally precluded from, selling within a particular time. The Funds may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

8

ALTERNATIVE STRATEGIES. At times, each Fund’s Advisor may judge that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. Each Fund’s Advisor may then temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. These alternative strategies may include the purchase of debt, money market investments and other investments not consistent with the investment strategies of the Fund. Although each Fund’s Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

PORTFOLIO TURNOVER. A change in securities held by a Fund is known as “portfolio turnover” and almost always involves the payment by the Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and may affect taxes paid by shareholders to the extent short-term gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by any Fund.

The portfolio turnover rates for the Funds’ two most recently ended fiscal years were as follows:

Fiscal Years Ended March 31,
2008	2009

SMALL CAP FUND	39%	72%
LONG/SHORT FUND*	171%	207%
EMERGING MARKETS FUND**	18%	67%
FOREIGN VALUE FUND	44%	20%
FOREIGN VALUE SMALL CAP FUND	N/A	10%

* The expected on-going turnover rates will be in the 150% - 250% range.

**The increase in the portfolio turnover rate was due to enhancements made to the quantitative model during the fiscal year ended March 31, 2009.

LIQUIDITY RISK. A Fund may make investments in securities that become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Additionally, in order to meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and on unfavorable conditions causing a loss to the Fund.

INVESTMENT RESTRICTIONS OF THE FUNDS

Fundamental Investment Restrictions. Each Fund has adopted certain fundamental investment restrictions, as listed below, which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2.	more than 50% of the outstanding shares of the Fund.

Statements in italics are not part of the investment restriction.

LONG/SHORT FUND AND FOREIGN VALUE SMALL CAP FUND

Long/Short Fund and Foreign Value Small Cap Fund may not:

(1)	issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified form time to time by any regulatory authority having jurisdiction;

(2)

borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

9

Under current regulatory requirements, the Fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the Fund’s total assets (including the amount borrowed); (b) borrow up to an additional 5% of the Fund’s assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; and (d) purchase securities on margin to the extent permitted by applicable law. In the opinion of the SEC, the Fund’s limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3)

invest in real estate except (a) that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security;

(4)	act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities;

(5)

make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

(6)	concentrate its investments in securities of companies in any particular industry; or

In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate more than 25% of the fund’s total assets. When identifying industries for purposes of its concentration policy, the Fund will rely upon available industry classifications. The Fund relies on the MSCI Global Industry Classification Standard (GICS) classifications. The Fund’s policy does not apply to investments in U.S. government securities.

(7)

invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.

For example, a futures contract may be deemed to be a commodity contract.

SMALL CAP FUND, EMERGING MARKETS FUND AND FOREIGN VALUE FUND

Each Fund may not:

(1)

purchase any security if as a result a Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

(2)

purchase any security if as a result any Fund would then have more than 10% of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale (“restricted securities”) and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15% of its assets in illiquid securities;

(3)

make short sales of securities or maintain a short position unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;

(4)

issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any

10

additional portfolio securities so long as its borrowings amount to more than 5% of its total assets. (For purposes of this restriction, collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.);

(5)

purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Advisor of the particular Funds who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(6)	buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(7)	act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

(8)	make investments for the purpose of exercising control or management;

(9)	participate on a joint or joint and several basis in any trading account in securities;

(10)

write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions;

(11)	invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;

(12)

make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of a Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan;

(13)	invest more than 25% of the value of its total assets in any one industry; or

(14)

invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.

Although certain of these policies envision a Fund maintaining a position in a stock index by selling futures contracts on that index and also envision that under certain conditions one or more Funds may engage in transactions in stock index futures and related options, the Funds do not currently intend to engage in such transactions.

All percentage limitations on investments, except the percentage limitations with respect to borrowing in fundamental policy (4) above, will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

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MANAGEMENT OF THE FUNDS

The Trustees of the Trust are responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance. The majority of the Trustees are otherwise not affiliated with the Funds and not “interested persons” (as defined in the 1940 Act) of the Advisor, the Manager or the Funds (“Independent Trustees”).

INDEPENDENT TRUSTEES

Robert M. Armstrong (70)	Trustee (1985 to present)	Independent financial and career consulting services	5	NewPage Corporation; NewPage Holding Corporation; NewPage Group
John M. Bulbrook (67)	Trustee (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc.	5	John M. Bulbrook Insurance Agency Inc.
William H. Dunlap (58)	Trustee (October 2006 to present)	President, EQ Rider, Inc., equestrian clothing sales; Principal, William H. Dunlap & Company (consulting firm)	5	Merrimack County Savings Bank; Merrimack Bank Corp.
Clinton S. Marshall (52)	Trustee (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses; CFO, Fore River Company, commercial real estate; Finance Director, Northern York County Family YMCA	5	The Pool Association

INTERESTED TRUSTEE4 AND OFFICERS

Name and (Age) (1)	Position with Fund; Length of Time Served; and Term of Office (2)	Principal Occupation(s) During Past Five Years (3)	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships Held By Trustee/Officer
Willard L. Umphrey (68)	Trustee, President, Chairman (1985 to present)	Director, U.S. Boston Capital Corporation; President, Quantitative Investment Advisors, Inc.	5

U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Quantitative Investment Advisors, Inc.; Pear Tree Partners Management LLC; Sugarbush Solutions, Inc.; USB Corporation; USB Greenville - 86, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

12

Leon Okurowski (66)	Vice President, Treasurer (1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Quantitative Investment Advisors, Inc.; Trustee, Quant Funds (4/17/1985 – 9/30/2004)	N/A

Everest USB Canadian

Storage, Inc.; Quantitative Investment Advisors, Inc.; Sugarbush Solutions, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; USB Greenville - 86, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Deborah A. Kessinger (46)	Assistant Clerk (April 2005 to present); Chief Compliance Officer (December 2005 to present)

Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Quantitative Investment Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000-2004); Compliance Attorney, Forefield, Inc. (software provider) (2001-2004) and Compliance Consultant (2007 to present)

			N/A	None
Sandra I. Madden (42)	Clerk and Chief Legal Officer (April 2008 to Present)

Senior Counsel (since 3/2008), Quantitative Investment Advisors, Inc.; Counsel (8/2005-3/2008) MetLife Advisers LLC; Sr. Associate Counsel (1999-2005) Investors Bank & Trust Company (financial services provider).

			N/A	None
Jennifer Dougherty (42)	Assistant Treasurer (July 2008 to Present)	Chief Financial Officer (Since 2/2009) and Director of Operations (since 10/2007) Quantitative Advisors, Inc.; Managing Director of Executive Education (2004-2007) Harvard Business School	N/A	None

Notes:

1.	The mailing address of each of the officers and Trustees is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

2.	Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

3.	The principal occupations of the officers and Trustees for the last five years have been with the employers shown above; although in some cases they have held different positions with such employers.

4.   Mr. Umphrey and Mr. Okurowski are “interested persons” (as defined in the 1940 Act) of the Trust, the Manager or an Advisor. Mr. Umphrey has been determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with one or more of the following entities: the Trust, the Manager and the Funds’ distributor, U.S. Boston Capital Corporation (“Distributor”).

For the fiscal year ended March 31, 2009, Trustee compensation was $21,000 per annum/per Trustee, with the exception of the Chairman of the Audit Committee who is paid $24,000 per annum.

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COMPENSATION TABLE

for the fiscal year ended March 31, 2009

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
Robert M. Armstrong	$21,000	N/A	N/A	$21,000
John M. Bulbrook	$21,000	N/A	N/A	$21,000
Edward E. Burrows*	$ 15,750	N/A	N/A	$ 15,750
William H. Dunlap, Trustee	$21,000	N/A	N/A	$21,000
Clinton S. Marshall, Trustee	$24,000	N/A	N/A	$24,000
Willard L. Umphrey, Trustee	$21,000	N/A	N/A	$21,000

*Mr. Burrows resigned as Trustee on October 22, 2008.

The Manager, not the Funds, paid Mr. Okurowski an annual fee of $21,000 for services rendered during the fiscal year ended March 31, 2009, as an officer of the Trust.

The Trust’s Agreement and Declaration of Trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Funds, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds or that such indemnification would relieve any officer or Trustee of any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

At June 30, 2009, the officers and Trustees as a group owned in the aggregate the following percentages of outstanding shares:*

Ordinary Shares	Institutional Shares
Small Cap Fund	0.42%	14.78%
Long/Short Fund	0.63%	33.58%
Emerging Markets Fund	0.98%	8.56%
Foreign Value Fund	0.23%	3.57%
Foreign Value Small Cap Fund	0.86%	71.03%

* Reflects ownership by the Manager and Distributor. Mr. Okurowski and Mr. Umphrey are majority owners of the Manager and Distributor.

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TRUSTEE SHARE OWNERSHIP TABLE

For the Calendar Year ended December 31, 2008

Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Long/Short Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Foreign Value Fund	Dollar Range of Equity Securities in Foreign Value Small Cap Fund	Aggregate Dollar Range of Equity Securities in Quant Fund Complex

INDEPENDENT TRUSTEES:

Robert M. Armstrong	$50,001-$100,000	$10,001-$50,000	None	None	None	$50,001-$100,000
John M. Bulbrook	over $100,000	over $100,000	over $100,000	over $100,000	$10,001-$50,000	over $100,000
Edward E. Burrows	$50,001-$100,000	None	None	None	None	$$50,001-$100,000
William H. Dunlap	None	None	$10,001-$50,000	$10,001-$50,000	None	$10,001-$50,000
Clinton S. Marshall	None	None	$10,001-$50,000	$10,001-$50,000	None	$10,001-$50,000

INTERESTED TRUSTEE:

Willard L. Umphrey	over $100,000	$50,001-$100,000	over $100,000	over $100,000	over $100,000	over $100,000

.

COMMITTEE STRUCTURE

For the Fiscal Year Ended March 31, 2009

The Board of Trustees has established one standing committee, the Audit Committee. The Audit Committee consists of all of the Independent Trustees. The purpose of the Audit Committee is to oversee generally the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; to oversee generally the quality and objectivity of financial statements and the independent audit thereof; to appoint or replace the independent registered public accounting firm (the “Auditor”) for the Trust and to act as a liaison between the Auditor and the full Board; to act as a nominating committee, as necessary from time-to-time, to identify, interview and recommend to the full Board of Trustees candidates who could qualify and serve as an Independent Trustee; and to act as a compliance committee available for consultation with the Trust’s Chief Compliance Officer on compliance matters. The Audit Committee met four times during the fiscal year ended March 31, 2009. The Committee and the Trust do not have procedures for security holders to submit recommendations for nominees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES

AS OF July 2, 2009

Each of the following persons owned 5% or more of the classes of the following Funds. Beneficial owners of 25% or more of Class are presumed to be in control of the Class for the purposes of voting on certain matters submitted to shareholders.

SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES

	Joseph E. Kasputys 1000 Winter Street, Suite 4310 Waltham, MA 02451	9.39

15

	Charles Schwab Reinv Charles Schwab and Company, Inc. Attention Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104	5.65

SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES

	USB Corporation (Employee Incentive Savings Plan) 55 Old Bedford Road Lincoln, MA 01773	11.20
	U.S. Bank P.O. Box 1787 Milwaukee, WI 53201	18.98
	National Financial Svcs Corp For exclusive Benefit of our customers 200 Liberty Street New York, NY 10281	22.82
	Fifth Third Bank TTEE FBO Hemenway & Barnes Cincinnati, OH 45263	13.91

LONG/SHORT FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Joseph E. Kasputys 1000 Winter Street, Suite 4310 Waltham, MA 02451	13.27
LONG/SHORT FUND	NAME AND ADDRESS USB Corporation – PSRP A/C Leon Okurowski Leon Okurowski TTEE 55 Old Bedford Road Lincoln, MA 01773	% OF OUTSTANDING INSTITUTIONAL SHARES 5.95
	USB Corporation (Employee Incentive Savings Plan) 55 Old Bedford Road Lincoln, MA 01773	64.51

EMERGING MARKETS FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES

	National Financial Svcs Corp For exclusive Benefit of our customers 200 Liberty Street New York, NY 10281	41.07
	Charles Schwab Reinv Charles Schwab and Company, Inc. Attention Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104	11.16

16

	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.17

EMERGING MARKETS FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Svcs Corp For exclusive Benefit of our customers 200 Liberty Street New York, NY 10281	8.43
	T. Rowe Price Retirement Plan, Services Inc. FBO: Retirement Plan Clients 4515 Painters Mill Road Owings Mills, MD 21117	53.40

FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	National Financial Svcs Corp For exclusive Benefit of our customers 200 Liberty Street New York, NY 10281	18.26
	Charles Schwab Reinv Charles Schwab and Company, Inc. Attention Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104	11.88
	Prudential Investment Management Service FBO Mutual Fund Clients ATTENTION PRUCHOICE UNIT Gateway Center 3 11TH Floor 100 Mulberry Street Newark, NJ 07102	32.09

FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES

	MAG Mutual Insurance Company 8 Piedmont Center, Suite 600 3525 Piedmont Road Atlanta, GA 30305	14.05
	Christian Church Joint Investment Trust - Beasley Fund 130 E. Washington Street Indianapolis, IN 46206	11.97
	Christian Church Joint Investment Trust - Common Fund 130 E. Washington Street Indianapolis, IN 46206	7.75
	National Financial Svcs Corp For exclusive Benefit of our customers 200 Liberty Street New York, NY 10281	12.99

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	Charles Schwab Reinv Charles Schwab and Company, Inc. Attention Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104	10.78
FOREIGN VALUE SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Joseph E. Kasputys 1000 Winter Street, Suite 4310 Waltham, MA 02451	27.74

FOREIGN VALUE SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	USB Corporation (Employee Incentive Savings Plan) 55 Old Bedford Road Lincoln, MA 01773	5.53
	Leon Okurowski 55 Old Bedford Road Lincoln, MA 01773	29.81
	Willard L. Umphrey 55 Old Bedford Road Lincoln, MA 01773	33.64
	Bernard Horn c/o/ Polaris Capital Management, LLC 125 Summer Street Boston, MA 02210	12.78
	Polaris Capital Management, LLC 125 Summer Street Boston, MA 02210	13.61

THE MANAGER AND MANAGEMENT CONTRACT

The Funds’ semi-annual report to be dated September 30, 2009 will contain a detailed discussion of the Board of Trustees’ consideration of the management contract and advisory contracts approved for continuance at Trust’s Board meeting in May 2009. The Funds’ semi-annual report dated September 30, 2008 contains similar information for the prior year’s contract approvals.

Each Fund employs a quantitative investment approach to selecting investments among other considerations. Each approach generally is developed as a result of research conducted by a team of individuals. The same investment strategy used to manage a particular Fund also may be used to manage separate institutional accounts maintained at the Manager or an Advisor.

The Manager is an affiliate of U.S. Boston Capital Corporation, the Funds’ Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Funds, Leon Okurowski, Treasurer of the Funds, individually and jointly with their spouses, together own 100% of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage the Funds itself or, subject to the approval by the Trustees, select subadvisors (the “Advisors”) to manage certain of the Funds. In the latter case, the Manager monitors the Advisors’ investment program and results, reviews brokerage matters, oversees compliance by the Funds with various federal and state statutes and the Funds’ own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Funds with office space, office equipment, and personnel necessary to operate and administer the Funds’ business, and provides general management and administrative services to the Funds, including overall supervisory responsibility for the management and investment of the Funds’ securities portfolios and for the provision of services by third parties such as the Funds’ Custodian.

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The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Fund. The Management Contract automatically terminates on assignment, and is terminable on 60 days’ written notice by either party.

In addition to the management fee, the Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Funds’ shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments. All general Fund expenses are allocated among and charged to the assets of the respective Funds in accordance with the Funds’ Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act (the “18f-3 Plan”), which may be based on the relative net assets of each Fund and Class. In addition, the Board of Trustees of the Funds approves reimbursements to the Manager for certain costs associated with providing regulatory and compliance services to the Funds. For the twelve months ended March 31, 2009, the Trustees have approved reimbursements that amounted to $180,622. The Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Funds may be a party, and other expenses as determined by the Trustees. The Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Funds have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an agreement with an Advisor (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for a Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with the Advisors. The Manager retains ultimate responsibility to oversee the Advisors and to recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate the Advisory Contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Advisor changes or other material amendments to an Advisory Contract that occurs under these arrangements.

As compensation for services rendered, each Fund pays the Manager a monthly management fee at the annual rate of: 1.00% of the average daily net assets. On November 1, 2006, the annual rate of the management fee for Long/Short Fund (prior to November 1, 2006 known as Quant Growth and Income Fund) increased from 0.75% to 1.00% of the average daily net assets of the Fund.

The Manager received fees for services rendered for the three most recently ended fiscal years as follows:

	Fiscal Years Ended March 31,
Quant Fund	2007	2008	2009
Small Cap[1]	$1,163,756	$1,645,633	$1,114,281
Long/Short	$576,504	$794,439	$585,446
Emerging Markets	$1,922,070	$4,714,091	$3,532,156
Foreign Value	$6,061,408	$11,137,740	$5,330,934
Foreign Value Small Cap	N/A	N/A	$169,837

1 It was not necessary for the Manager to reimburse any fees pursuant to its contractual expense limitation.

ADVISORY CONTRACTS

The Board of Trustees, including at least a majority of the Independent Trustees, is required under the 1940 Act to approve the Management and Advisory contracts on an annual basis. In this regard, the Management and Advisory contracts of the Funds are reviewed each year by the Board of Trustees to determine whether the contracts should be renewed for an additional one-year period. Renewal of the contracts requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees includes a majority of Independent Trustees. The Funds’ semi-annual report to be dated September 30, 2009 will contain a detailed discussion of the Board of Trustees’ consideration of the management contract and advisory contracts approved for continuance at Trust’s Board meeting in May 2009. The Funds’ semi-annual report dated September 30, 2008 contains similar information for the prior year’s contract approvals.

Pursuant to an Advisory Contract with the Manager, the Advisor to a Fund furnishes continuously an investment program for the Fund, makes investment decisions on behalf of the Fund, places all orders for the purchase and sale of portfolio

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investments for the Fund’s account with brokers or dealers selected by such Advisor and may perform certain limited, related administrative functions in connection therewith.

Each Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Advisor, the Manager or the Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of each Fund to which it relates. Each Advisory Contract may be terminated without penalty with respect to any Fund by vote of the Trustees or the shareholders of that Fund, or by the Manager on not less than 30 nor more than 60 days’ written notice or by the particular Advisor on not less than 30 nor more than 60 days’, or no less than 150 days’ written notice, depending on the Fund. Each Advisory Contract may be amended with respect to any Fund without a vote of the shareholders of that Fund. Each Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Funds and the Manager terminates generally or terminates with respect to that particular Fund.

Each Advisory Contract provides that the Advisor shall not be subject to any liability to the Funds or to the Manager or to any shareholder of the Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Advisor.

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. Currently, the fees paid by the Manager to the Advisors of the Funds are as follows:

Small Cap*	0.47% of average daily total net assets

Long/Short**	0.45% of the first $100 million and

0.40% of amounts in excess of $100 million;

Emerging Markets	0.40% of average daily total net assets;

Foreign Value	0.35% of the first $35 million,

0.40% of amounts in excess of $35 million but less than $200 million and

0.50% of assets in excess of $200 million of average daily total net assets

Foreign Value Small Cap	0.35% of the first $35 million and

0.40% of amounts in excess of $35 million but less than $200 million and

0.50% of amounts in excess of $200 million.

*	Prior to January 1, 2009 the fee paid was 0.50% of average daily total net assets.

** Effective January 1, 2009 through December 31, 2009 the fee paid is 0.425% of the first $100 million and 0.40% of amounts in excess of $100 million.

For services rendered for the three most recently ended fiscal years, the applicable Advisor received fees of, as follows:

	Fiscal Years Ended March 31,
Quant Fund	2007	2008	2009
Small Cap	$581,878	$ 822,816	$551,990
Long/Short [1]	$236,658	$ 318,421	$260,170
Emerging Markets	$768,828	$1,885,636	$1,412,862
Foreign Value	$2,813,204	$5,351,370	$2,432,872[3]
Foreign Value Small Cap[2]	N/A	N/A	$59,443

1 Prior to November 1, 2006, the Fund’s name was Quant Growth and Income Fund. On November 1, 2006, the management fee for Long/Short Fund increased to an annual rate of 1.00% from 0.75% of the average daily net assets of this Fund.

[2] The Foreign Value Small Cap Fund commenced operations on May 1, 2008.

3 Fees in the amount of $15,095 were accrued through March 31, 2009, but were paid in the following fiscal year.

ADVISORS

Quant Small Cap Fund

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Columbia Partners, L.L.C., Investment Management, (“Columbia”) 5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815 serves as Advisor to the Small Cap Fund. As of March 31, 2009, the firm had approximately $2.1 billion in assets under management for individual, pension plan and endowment accounts and other institutional accounts.

Quant Long/Short Fund

Analytic Investors, LLC (“Analytic”), 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013, serves as the Advisor to the Long/Short Fund. Analytic is a subsidiary of Old Mutual plc, a multi-national financial services firm. Analytic had approximately $7.6 billion of assets under management as of March 31, 2009. Prior to January 2, 2008, SSgA Funds Management, Inc. (and its predecessor entity) had managed the Long/Short Fund since its inception.

Quant Emerging Markets Fund

PanAgora Asset Management, Inc (“PanAgora”), 470 Atlantic Avenue, 8th Floor, Boston, MA 02110 (“PanAgora”) serves as Advisor to the Emerging Markets Fund. As of March 31, 2009, the firm had approximately $11.4 billion in assets under management in portfolios of institutional pension and endowment funds, among others. Putnam Investments LLC, an investment advisor which is a wholly owned subsidiary of Great West Lifeco, Inc., is a majority owner and thus a control person of PanAgora.

Quant Foreign Value Fund and Quant Foreign Value Small Cap Fund

Polaris Capital Management, LLC. (“Polaris”), 125 Summer Street, Boston, MA 02110 (“Polaris”) serves as Advisor to the Foreign Value Fund and Foreign Value Small Cap Fund. As of March 31, 2009, the firm had $1.6 billion under management for institutional clients and wealthy individuals. Bernard R. Horn, Jr. is the majority owner and is thus a control person of Polaris.

PORTFOLIO MANAGERS

The portfolio managers for each Fund are listed below.

In some instances a portfolio manager manages other investment companies and/or investment accounts in addition to the Quant Fund for which he or she serves as portfolio manager. The following tables show, as of the Funds’ most recent fiscal year end March 31, 2009, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

Quant Small Cap Fund – Columbia (as of March 31, 2009)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Robert A. von Pentz	Registered Investment Companies	0	N/A	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	159	$908.2 million	1	$24 million
Rhys Williams
	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	1	$122 million		$122 million
	Other Accounts	107	$794.2 million	2	$83 million
Gráinne Coen
	Registered Investment Companies	0	N/A	0	N/A

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	Other Pooled Investment Vehicles	1	$122 million	1	$122 million
	Other Accounts	107	$794.2 million	2	$83 million
Matt Williams
	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	1	N/A	1	N/A
	Other Accounts	105	$612.7 million	1	$24 million

Dan Goldstein
	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	159	$908.2 million	1	$24 million
Mark Tindall
	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	159	$908.2 million	1	$24 million

*For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Quant Long/Short Fund – Analytic (as of March 31, 2009)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Harindra de Silva	Registered Investment Companies	14	$2,833.1 million	0	N/A
	Other Pooled Investment Vehicles	18	$1,568.0 million	9	$727.8 million
	Other Accounts	33	$2,324.0 million	13	$855.1 million
Dennis Bein
	Registered Investment Companies	13	$2739.5 million	0	N/A
	Other Pooled Investment Vehicles	19	$2,154.3 million	9	$1,357.3 million
	Other Accounts	35	$2,221.6 million	13	$855.1 million
Steve Sapra
	Registered Investment Companies	10	$2,506.8 million	0	N/A
	Other Pooled Investment Vehicles	12	$1,566.9 million	6	$1,004.6 million
	Other Accounts	30	$1,912.5 million	8	$646.1 million

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* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Quant Emerging Markets Fund – PanAgora (as of March 31, 2009)

Joel G. Feinberg	Registered Investment Companies	9	$574 million	n/a	n/a
	Other Pooled Investment Vehicles	27	$3,369 million	5	$368 million
	Other Accounts	51	$2,498 million	5	$421 million
Dmitri Kantsyrev, Ph.D., CFA (Analyst)
	Registered Investment Companies	8	$573 million	n/a	n/a
	Other Pooled Investment Vehicles	22	$2,491 million	5	$368 million
	Other Accounts	29	$1,827 million	5	$421 million
Ronald Hua, CFA
	Registered Investment Companies	9	$574 million	n/a	n/a
	Other Pooled Investment Vehicles	27	$3,369 million	5	$368 million
	Other Accounts	51	$2,498 million	5	$421 million
Sanjoy Ghosh, Ph.D.
	Registered Investment Companies	8	$573 million	n/a	n/a
	Other Pooled Investment Vehicles	22	$2,491 million	5	$368 million
	Other Accounts	29	$1,827 million	5	$421 million
*	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Quant Foreign Value Fund - Polaris (as of March 31, 2009)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bernard R. Horn, Jr.	Registered Investment Companies	3	246 million	0	0
	Other Pooled Investment Vehicles	14	$789 million	0	0
	Other Accounts	19	339 million	0	0
Sumanta Biswas, CFA
	Registered Investment Companies	3	$246 million	0	0
	Other Pooled Investment Vehicles	14	789 million	0	0
	Other Accounts	19	$339 million	0	0

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Quant Foreign Value Small Cap Fund – Polaris (as of March 31, 2009)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bernard R. Horn, Jr.	Registered Investment Companies	3	$463 million	0	0
	Other Pooled Investment Vehicles	14	$789 million	0	0
	Other Accounts	19	$339 million	0	0

Sumanta Biswas, CFA	Registered Investment Companies	3	$463 million	0	0
	Other Pooled Investment Vehicles	14	$789 million	0	0
	Other Accounts	19	$339 million	0	0

Bin Xiao (Analyst)	Registered Investment Companies	3	$463 million	0	0
	Other Pooled Investment Vehicles	14	$789 million	0	0
	Other Accounts	19	$339 million	0	0

Andry Sutanto (Analyst)	Registered Investment Companies	3	$463 million	0	0
	Other Pooled Investment Vehicles	14	$789 million	0	0
	Other Accounts	19	$339 million	0	0

Richard V. Howe, CFA	Registered Investment Companies	3	$463 million	0	0
	Other Pooled Investment Vehicles	14	$789 million	0	0
	Other Accounts	19	$339 million	0	0

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies excluding the Quant Funds.

The following table shows the dollar range of shares of a Fund that were beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year most recently ended.

Quant Fund and Portfolio Manager	Dollar Range of Equity Securities Owned

Small Cap (Columbia)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000

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Robert A. von Pentz	None
Rhys Williams	None

Long/Short (Analytic)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
All Portfolio Managers on Team*	None

Emerging Markets (PanAgora)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Joel G. Feinberg	None
Dmitri Kantsyrev, Ph.D., CFA	None
Ronald Hua, CFA	None
Sanjoy Ghosh, Ph.D.	None
Foreign Value (Polaris)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Bernard R. Horn, Jr.						X
Sumanta Biswas	None
Bin Xiao	None
Andry Sutanto	x
Richard V. Howe, CPA				X
Foreign Value Small Cap (Polaris)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Bernard R. Horn, Jr.						x
Sumanta Biswas	None
Bin Xiao	None
Andry Sutanto	None
Richard V. Howe, CPA	None

* Team includes Harindra de Silva, Dennis Bein and Steve Sapra.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Columbia Compensation Structure and Method Used to Determine Compensation: The portfolio managers are compensated with a base salary, bonus, and dividends from their ownership of Columbia. The base salary is fixed. The bonus is based on a formula which takes into account the revenues generated by each product category (based upon a fixed percentage of any applicable management fees received) and by the relative performance vs. comparable peer group managers as reported by SPARS (by FACTSET). Mr. Williams manages certain hedged assets, including the Victor Equity Fund, all of which are eligible for performance fees as well as management fees, from which he receives a fixed percentage of any fees paid to Columbia. In addition, both receive income distributions based on a fixed formula of the profitability of Columbia in proportion to their ownership. Overall compensation is structured to reward employees for their individual and company accomplishments based on investment performance, effectiveness, and client satisfaction.

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Analytic Compensation Structure and Method Used to Determine Compensation: Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of Analytic in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. To promote continuity, the firm offers profit-sharing incentives on an annual basis. In order to continue to attract and retain key personnel for Analytic, the Board of Managers of the firm adopted an equity plan for key employees of the firm in October 2007, which allows certain key employees of the firm to hold (collectively) up a maximum of 24.9% in direct or indirect non-voting equity interests in the firm. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

PanAgora Compensation Structure and Method Used to Determine Compensation: Portfolio managers at PanAgora Asset Management, Inc. for Emerging Markets Fund receive a fixed base salary. Discretionary bonuses are based on total firm performance as well as individual employee objectives which may include investment performance as measured against the performance of the S&P 500 Index, the Russell 2000 Index, the MSCI EM Index and the MSCI EAFE and each portfolio manager’s role in raising or retaining assets. PanAgora Asset Management, Inc. may consider sharing a portion of a performance fee, if applicable received with the management team.

Polaris Compensation Structure and Method Used to Determine Compensation: All cash flow earned by the firm is distributed to personnel annually in the form of a salary, bonus, retirement plan contribution or equity compensation. Cash flow of the firm is a direct function of the size of assets under management. At the senior level, bonus ranges from 0% to unlimited upside since base salary is kept at a minimum. The typical bonus range is more than 75% of base. At the junior level the bonus currently represents 0 – 50% of base. Overall compensation is based on annual firm profits which are a function of assets under management, and therefore, performance. There is no formal split between specific performance targets and subjective criteria.

DISTRIBUTOR AND DISTRIBUTION PLAN

Distributor. U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of FINRA. The Distributor is an affiliated person of the Funds’ Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Funds’ shares pursuant to a written agreement dated April 17, 1985 (“Distribution Agreement”), as amended from time to time. Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement calls for the Distributor to use its best efforts to secure purchasers for shares of the Funds.

Distribution Plan. To permit the Funds to pay a monthly fee to the Distributor, the Funds have adopted a distribution plan (the “12b-1 Plan”) on behalf of their Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of each Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of the each Fund’s Ordinary shares. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Funds are not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

Each Quant Fund pays the Distributor a monthly fee at the annual rate of 0.25% of the average daily net asset value of the Fund’s Ordinary Shares held in shareholder accounts opened during the period the 12b-1 Plan is in effect, as determined at the close of each business day during the month.

For the fiscal year ended March 31, 2009, the Funds’ paid to the Distributor fees pursuant to the 12b-1 Plan as follows:

Quant Fund	Ordinary Shares
Small Cap	$231,485
Long/Short [1]	$144,346
Emerging Markets	$799,113
Foreign Value	$1,120,825
Foreign Value Small Cap	$32,633

1 Prior to November 1, 2006, the Fund’s name was Quant Growth and Income Fund.

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Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the 12b-1 Plan must be in writing. Continuance of the 12b-1 Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The 12b-1 Plan may be terminated as to a Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Fund. All material amendments to the 12b-1 Plan must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the 12b-1 Plan must be approved by the vote of a majority of the outstanding voting securities of the Fund. The Trustees of the Funds review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The 12b-1 Plans also terminate automatically upon assignment.

Ordinary Shares - Deferred Sales Charges. The Distributor also receives the deferred sales charges withheld from redemption proceeds, see HOW TO REDEEM, and may benefit from its temporary holding of investors’ funds in connection with certain purchases and redemptions of shares of the Funds.

	Deferred Sales Charges Paid Fiscal Year Ended March 31, 2009
Quant Fund	U.S. Boston Capital Corporation	Other dealers	Total
Small Cap	$8,996	$ 0	$8,996
Long/Short	$5,986	$ 0	$5,986
Emerging Markets	$16,728	$ 0	$16,728
Foreign Value	$15,454	$ 0	$15,454
Foreign Value Small Cap	$1,040	$ 0	$1,040
Total	$48,204	$ 0	$48,204

Marketing and Intermediary Support Payments/Revenue Sharing Arrangements

In addition to payments made by the Funds to the Distributor under the 12b-1 Plan, to support distribution and servicing efforts, the Funds’ Manager may make payments to certain intermediaries or their affiliates (including the Funds’ Distributor) out of its own assets (and not the Funds’).

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (1) 0.30% of the average net asset value of Institutional Shares of each Fund held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, and (2) 0.25% of the average net asset value of Ordinary Shares of each Fund held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record. In addition, the Manager may pay, as needed, additional amounts to support distribution and servicing efforts.

The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the 12b-1 Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Funds. In this regard, the Manager has established arrangements for the Funds to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40% under certain current arrangements) in the subject Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the 12b-1 Plan, to the extent applicable to a class of the Fund, and any remainder is paid by the Manager out of its own assets (and not the Funds’).

Quant Affiliates make these payments from their own resources (and not out of the assets of the Funds), which include resources that derive from compensation for providing services to the Quant Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of a Fund as set forth in the “Fees and Expenses” table in the Prospectus. These additional payments are described below. The Funds, the Manager and the Advisors do not consider an intermediary’s sales of Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Quant Funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Quant Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Quant Funds through the financial intermediary’s distribution system. Quant Affiliates are motivated to

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make the payments described above since they promote the sale of Quant Fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the Prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Quant Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Quant Affiliates benefit from the incremental management and other fees paid to Quant Affiliates by the funds with respect to those assets.

Administrative and Processing Support Payments. Quant Affiliates also may make payments to certain financial intermediaries that sell Quant Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Funds do not pay for these costs directly. Quant Affiliates also may make payments to certain financial intermediaries that sell Quant Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Quant Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

The same financial intermediary may receive payments under more than one arrangement described herein. Many financial intermediaries that sell shares of Quant Funds receive one or more types of these payments. A Quant Affiliate negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly.

As of July 30, 2009, the Manager anticipates that the following financial intermediaries or their affiliates will receive revenue sharing payments as described in the Quant Fund’s Prospectus and this SAI:

Ameriprise

Charles Schwab & Co., Inc.

Datalynx/First Trust/Fiserv

E*Trade

Fidelity Institutional Operations Co.

The Standard, formerly Invesmart Securities, LLC

MSCS/MG Trust

Merrill Lynch

Morgan Stanley

National Financial Services LLC

NY Life/Fiserv

Pershing LLC

Prudential (Wachovia)

Reliance Trust

SEI Private Trust

SunGard

TD Ameritrade

The Retirement Plan Company /GoldK

Trust Company of America

UBS Financial Services

Vanguard Brokerage Services

Vertical Management

Wilmington Trust

Wilmington Trust Retirement Institutional Services

Please contact your financial intermediary for details about any payments it receives from Quant Affiliates or the Quant Funds, as well as about fees and/or commissions it charges.

CUSTODIAN

State Street Bank & Trust Company (“Custodian”) is the custodian of each Fund’s securities and cash. The Custodian’s responsibilities include safekeeping and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Funds’ investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Funds. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Funds may, however, invest in securities of the Custodian and may deal with the

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Custodian as principal in securities transactions. Custodial services are performed at the Custodian’s office at 801 Pennsylvania Ave., Kansas City, MO 64105.

ADMINISTRATOR

Quantitative Investment Advisors, Inc. (“Administrator”) provides certain administrative services to the Trust under an Administration Agreement dated November 1, 2008. For its services the Administrator received a fee of $104,165 for the fiscal year ended March 31, 2009.

TRANSFER AGENT

Quantitative Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for each of the Funds. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. For its services, the Transfer Agent received a base fee of 0.16% of average total net asset value of each class of shares of the Funds. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing and shareholder services activities are performed at the offices of Quantitative Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of the Funds, for transaction processing, recordkeeping or shareholder services (up to 0.25% under certain current arrangements).

For example, Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan record keepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for a Fund and for other investment advisory clients of the Manager or that Fund’s Advisor or its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for each Fund are placed, and securities for the Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Advisor uses its best efforts to obtain for the Fund

29

the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Advisor, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Advisors and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Advisors place the Funds’ portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisors or the Manager in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in advising the Funds. The fees paid to the Advisors by the Manager or paid to the Manager by the Funds are not reduced because the Advisors or the Manager receive such services.

As permitted by Section 28(e) of the 1934 Act, and by the Advisory Contracts, the Manager or Advisors may cause the Funds to pay a broker-dealer which provides “brokerage and research services” (as defined in that Act) to the Manager or Advisors an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager’s or Advisors’ authority to cause the Funds to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

Consistent with the Conduct Rules of FINRA and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Advisors may use broker-dealers who sell shares of the Funds to execute portfolio transactions for the Funds.

Pursuant to conditions set forth in rules of the SEC, the Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not “interested persons” of the Fund.

Brokerage commissions paid by the Funds on portfolio transactions for the three most recently ended fiscal years as follows:

Fiscal Year Ended March 31,
Fund	2007	2008	2009

Small Cap Fund	$170,596	$243,566	$329,504
Long/Short Fund	$114,311	$257,459	$183,708
Emerging Markets Fund*	$147,240	$159,125	$347,040
Foreign Value Fund	$955,725	$1,804,491	$541,826
Foreign Value Small Cap Fund	N/A	N/A	$27,114

*The increase in brokerage commissions was due to enhancements made to the quantitative model during the fiscal year ended March 31, 2009.

None of such commissions was paid to a broker who was an affiliated person of the Funds or an affiliated person of such a person or, to the knowledge of the Funds, to a broker an affiliated person of which was an affiliated person of the Fund, the Manager or any Advisor.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Trustees has adopted, on behalf of the Funds’, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Confidential Dissemination to Outside Parties

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•    The Manager or Adviser may disclose the Funds’ portfolio holdings information to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person (as defined below) determines that:

o	there is a legitimate business purpose for the disclosure; and
o	the recipient is subject to a confidentiality agreement or a duty not to trade on or disclose the nonpublic information.

•	A legitimate business purpose includes disseminating or providing access to portfolio information to:

o	the Trust’s service providers (e.g., custodian, counsel, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust;
o	a newly hired Subadvisor prior to the Subadvisor commencing its duties;
o	the subadvisor of a Fund that will be the surviving Fund in a merger; and

o   firms that provide pricing services, proxy voting services and research and trading services.

•	The confidentiality agreement must contain the following provisions:

o	The Trust’s portfolio information is the confidential property of the Trust and may not be used for any purpose except in connection with the provision of services to the Trust;
o	The information may not be traded upon; and
o	The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential.

Currently, arrangements are in place to make available portfolio holdings information to the following Service Providers.

Name of Entity	Type of Service	Frequency	Lag Time
Proxy Edge	Proxy Voting	Daily	None
Institutional Shareholder Services (ISS)	Proxy Voting	Daily	None

•

The information that may be disseminated to such outside parties is limited to information that the Adviser believes is reasonably necessary in connection with the services to be provided by the recipient.

•	Non-public portfolio information may not be disseminated for compensation or other consideration.

•    The Trust’s Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers, (each, an “Authorized Person”) is authorized to disseminate nonpublic portfolio information, but only in accordance with these procedures.

•

Any exceptions to these procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Dissemination within the Manager and Subadvisors

•	Dissemination of nonpublic portfolio information to employees of the Manager and Subadvisors shall be limited to those persons:
o	who are subject to a duty to keep such information confidential; and
o	who need to receive the information as part of their duties.

Dissemination to Shareholders

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•

As a general matter, the Trust disseminates portfolio holdings to shareholders only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such shareholders or the general public.

A.

Shareholder Reports. The Trust publicly discloses their portfolio holdings twice a year in the annual and semi-annual report to shareholders. These reports must be mailed within 60 days after the end of the reporting period. These reports are filed with the SEC.

B.

Form N-Q. The Trust is required to file their complete portfolio holdings on Form N-Q as of the close of the first and third quarters of each year. The reports must be filed with the SEC not later than 60 days after the close of the quarter.

C.         On the Trust’s website www.quantfunds.com. The Funds’ full securities holdings are generally posted monthly, but at least quarterly, approximately 7 business days after month or quarter end.

Disclosures Required by Law

No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by governmental authorities.

Periodic Review

Compliance with the Trust’s portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any exceptions permitted under the policy.

HOW TO INVEST

The procedures for purchasing shares are summarized in the Prospectus under the caption HOW TO INVEST.

The Fund has authorized one or more brokers to receive purchase and redemption orders on its behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by the Fund.

EXCHANGE OF SECURITIES FOR SHARES OF THE FUNDS. Applications to exchange common stocks for Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by the Funds will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

OPEN ACCOUNT SYSTEM. Under the Funds’ Open Account System all shares purchased are credited directly to your account in the designated Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

1. You may make additional investments in a Fund by sending a check in U.S. dollars (made payable to “Quantitative Group of Funds”) to the Funds, by wire, or by online ACH transactions, as described under HOW TO INVEST in the Prospectus.

2. You may select one of the following distribution options which best fits your needs.

* REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.

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* INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.

* CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

3. You will receive a statement setting forth the most recent transactions in your account after each transaction which affects your share balance.

The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

TAX DEFERRED RETIREMENT PLANS.

ACCOUNTS OFFERED BY THE FUNDS. The Funds offer tax-deferred accounts, for which State Street Bank and Trust Company acts as custodian, including:

•	Traditional Individual Retirement Accounts (IRAs)
•	Roth IRAs
•	Simplified Employee Pension Plans (SEP-IRAs)

Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of theses kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

Contributions to a traditional IRA will generally be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income. Distributions from traditional IRAs are generally taxable as ordinary income. Contributions to a Roth IRA are generally not deductible. However, withdrawals generally may not be taxable if certain requirements are met. In either case, capital gains and income earned on Fund shares held in an IRA are generally not taxable as long as they are held in the IRA.

OTHER RETIREMENT PLANS. Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit sharing plans, including 401(k) plans.

HOW TO EXCHANGE

The procedures for exchanging shares of one Fund for those of another are also described in the Prospectus under HOW TO EXCHANGE.

An exchange involves a redemption of all or a portion of shares of one class of a Fund and the investment of the redemption proceeds in shares of a like class in another Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Fund being redeemed which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of a Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Fund being acquired in accordance with the customary policy of that Fund for accepting investments.

The exchange of shares of one class of a Fund for shares of a like class of another Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

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The exchange privilege may be modified or terminated at any time, and the Funds may discontinue offering shares of any Fund or any class of any Fund generally or in any particular State without notice to shareholders.

HOW TO REDEEM

The procedures for redeeming shares of a Fund are described in the Prospectus under HOW TO REDEEM.

Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is processed; however, the Funds reserve the right to take up to three (3) business days to make payment. This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Funds reserve the right not to honor the redemption request until the check or monies have been collected.

The Funds will normally redeem shares for cash, however, the Funds reserve the right to pay the redemption price wholly or partially in kind if the Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Funds. The redemptions in kind will be selected by the Manager or Advisor in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation” below.

Shareholders are entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to Quantitative Group of Funds. Shareholders who redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Funds may require additional documentation of a customary nature. Shareholders who have authorized the Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

The Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.

The Transfer Agent will assess a fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

EXCESSIVE TRADING. The Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Funds. See Excessive Trading in the Prospectus for more information on the Funds’ policies.

CALCULATION OF NET ASSET VALUE

Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Standard Time). Where applicable and appropriate, portfolio securities will be valued using the NASDAQ Official Closing Price. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price.

The Emerging Markets, Foreign Value and Foreign Value Small Cap Funds may invest in securities listed on foreign exchanges that trade on days on which those Funds do not compute net asset value (i.e., Saturdays and New York Stock Exchange holidays) and the net asset value of shares of those Funds may be significantly affected on such days. Securities

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quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Funds’ Trustees (the “Trustees”). The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

The fair value of any restricted securities from time to time held by a Fund is determined by its Advisor in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of a Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:15 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Funds’ shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:15 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:15 p.m. Eastern time which will not be reflected in the computation of the Funds’ net asset value. If events materially affecting the value of the Funds’ securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

Expenses of the Funds directly charged or attributable to any Fund will be paid from the assets of that Fund. 12b-1 Plan expenses will be borne by holders of Ordinary Shares of the Funds in accordance with the 12b-1 Plan. General expenses of the Funds will be allocated among and charged to the assets of the respective Funds on the basis set forth in the 18f-3 Plan, which may be the relative assets of each Fund or Class.

PRICE OF SHARES

Orders received by an investment dealer or authorized designee, the Transfer Agent or a Quant Fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Funds. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of a Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., a Fund’s share price would still be determined as of 4:00 p.m. Eastern time.

DISTRIBUTIONS

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Each Fund will be treated as a separate entity for federal income tax purposes (see TAXATION) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Fund basis.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive. This summary addresses only the consequences to shareholders that are U.S. persons under the Code and does not apply to shareholders that are subject to special treatment under the Code.

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under the Code.

To qualify as a RIC, a Fund must (a) derive in each taxable year at least 90% of its gross income from the following sources: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) interests in “qualified publicly traded partnerships’’ (as defined in the Code); (b) diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (A) any one issuer, (B) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more ‘‘qualified publicly traded partnerships’’ (as defined in the Code); and (c) distribute to its shareholders each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).

As a RIC, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute taxable dividends to shareholders. Moreover, the Fund would not be required to make any distributions to its shareholders. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income, except to the extent that certain distributions of “qualified dividend income” are taxable at reduced rates when received by individuals. Qualified dividend income generally includes dividends received during the taxable year from domestic

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corporations and qualified foreign corporations, provided that the Fund has held the stock in such corporation for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. If a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions and any tax withheld thereon and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option that is purchased by a Fund expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option that is purchased by a Fund is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which a Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized. Foreign taxes generally may not be deducted by a shareholder who is an individual in computing the alternative minimum tax.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that may be distributed to shareholders, and that will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the taxable year if the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

Unless certain constructive sale rules (discussed above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain short sales against the box and other transactions, however, will be treated as a constructive sale of the underlying security held by the Fund, thereby requiring recognition of gain with respect to such securities and may result in long-term gain or loss if the underlying securities

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have been held for more than twelve months. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a Fund invests in stock of certain foreign companies that are classified as “passive foreign investment companies” (“PFICs”) under the Code, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. Alternatively, a Fund may elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income it’s pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that the credit may not exceed the shareholder’s U.S. tax attributable to the shareholder’s total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund’s income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other

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than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. If a fund fails to satisfy its holding period requirement, it cannot elect under section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

A Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to a shareholder who fails to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding or who has furnished an incorrect taxpayer identification number to the Fund and the Fund has been notified by the IRS of the error. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Further, the Funds may from time-to-time make certain types of investments which are not addressed in this brief summary.

THE QUANT FUNDS

The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into five series of shares, the Funds, each comprised of three (2) classes of shares: Ordinary Shares and Institutional Shares. There are no rights of conversion between shares of different Funds which are granted by the Amended and Restated Declaration of Trust, but holders of shares of a class of a Fund may exchange all or a portion of their shares for shares of a like class in another Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to different class of shares.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Fund and (ii) when the Trustees of the Funds have determined that a matter affects only the interest of one or more Funds, then only holders of shares of such Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Fund and filed with the Fund or by a vote of the holders of two-thirds of the outstanding shares of each Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Trust are entitled to receive the net assets of their Fund, but not of the other Funds. Shareholders have no preemptive rights. The Funds’ fiscal year ends on the last day of March.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Funds. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds

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or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he was a shareholder would be unable to meet its obligations.

The Trust, Manager, the Advisors and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the Commission.

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Trust which delegates responsibility for voting proxies to the Manager, subject to the Board’s continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Advisors that actually manage the assets of the Fund. The Manager and the Advisor have their own proxy voting policies and procedures, which the Board has reviewed. The Manager’s and the Advisors’ policies and procedures assure that all proxy voting decisions are made in the best interest of the Funds and that the Manager or the Advisors will act in a prudent and diligent manner for the benefit of the Funds. The Manager’s and the Advisors’ policies and procedures include specific provisions to determine when a conflict exists between the interests of a Fund and the interests of the Manager or the Advisors, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 will be available without charge on the Quant Funds website (www.quantfunds.com), upon request by contacting the Funds or via the Securities and Exchange Commission web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the independent registered public accounting firm for each Fund of the Trust. The independent registered public accounting firm conducts an annual audit of the Funds’ financial statements, assists in the preparation of federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

The Trust’s financial statements and financial highlights for the fiscal year ended March 31, 2009, and report of the independent registered public accounting firm in the Trust’s Annual Report are incorporated herein by reference.

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APPENDIX A - VOTING POLICIES

QUANTITATIVE GROUP OF FUNDS

d/b/a QUANT FUNDS

PROXY VOTING POLICIES AND PROCEDURES

(Adopted: July 23, 2003)

I. Quant Funds’ Policy Statement

Quantitative Group of Funds (d/b/a/ Quant Funds) (“Quant”) is firmly committed to ensuring that proxies relating to Quant’s portfolio securities are voted in the best interests of Quant’s shareholders. The following policies and procedures have been established to implement Quant’s proxy voting program.

II. Trust’s Proxy Voting Program

Quantitative Advisors serves as the investment manager of Quant’s portfolios. Quantitative Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio. Quant has delegated proxy voting responsibility to Quantitative Advisors. Because Quantitative Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of Quant’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on Quant’s experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III. Quantitative Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Quantitative Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Quantitative Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV. Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Quant and Quantitative Advisors, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E. Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Quant and Quantitative Advisors such information and records with respect to proxies relating to Quant’s portfolio securities as required by law and as Quant or Quantitative Advisors may reasonably request.

V. Disclosure of Quant’s Proxy Voting Policies and Procedures and Voting Record

Quantitative Advisors, on behalf of Quant, will take reasonable steps as necessary to seek to ensure that Quant complies with all applicable laws and regulations relating to disclosure of Quant’s proxy voting policies and procedures and its proxy voting record. Quantitative Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Quant’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Quant’s shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI. Reports to Quant’s Board of Trustees

Quantitative Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Quant’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Quant’s portfolio securities and any other information requested by the Board of Trustees.

QUANTITATIVE ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

(Adopted July 23, 2003; revised October 21, 2005)

Quantitative Advisors serves as the investment adviser to the series of the Quantitative Group of Funds (d/b/a Quant Funds) (each a “Fund” and together the “Funds”). In that capacity Quantitative Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that Quantitative Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I. POLICY

In the typical course of Quantitative Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds. In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser. In those cases, it is Quantitative Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Quantitative Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.

II. RESPONSIBILITY

In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Quantitative Advisors, which consists of the members of Quantitative Advisors’ Pricing Committee, (the “Proxy Committee”) will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III. PROCEDURES

In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Quantitative Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.

Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer’s board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV. CONFLICTS OF INTEREST

Quantitative Advisors may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

A. Identifying Conflicts of Interest

The Proxy Committee will seek to identify Quantitative Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Quantitative Advisors’ senior management. The Proxy Committee may determine that Quantitative Advisors has a conflict of interest as a result of the following:

1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which Quantitative Advisors, its members, officers or employees have a significant business relationship. Quantitative Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for Quantitative Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Quantitative Advisors who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Quantitative Advisors votes the proxy. Employees of Quantitative Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Quantitative Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

B. Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that Quantitative Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”. The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Quantitative Advisors’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

C. Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that Quantitative Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

•

fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Quantitative Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

•	contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

•	vote on the proposal and, in consultation with the Compliance Officer, detail how Quantitative Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

D. Documenting Conflicts of Interest

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Quantitative Advisors does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Quantitative Advisors.

V. RECORDKEEPING AND DISCLOSURE

Quantitative Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

•	a copy of these proxy voting policies and procedures, including all amendments hereto;

•	a copy of each proxy statement received regarding Fund securities, provided, however, that Quantitative Advisors may rely on the proxy statement filed on EDGAR as its record;

•	a record of each vote Quantitative Advisors casts on behalf of the Funds;

•	a copy of any document created by Quantitative Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

•	a copy of each written Fund request for information on how Quantitative Advisors voted proxies on behalf of the Funds; and

•	a copy of any written response by Quantitative Advisors to any Fund request for information on how Quantitative Advisors voted proxies on behalf of the requesting Fund.

Quantitative Advisors will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise the Funds how they may obtain information about how Quantitative Advisors voted their securities. Information about how the Funds securities were voted or a copy of Quantitative Advisors’ proxy voting policies and procedures free of charge by written request addressed to Quantitative Advisors.

COLUMBIA PARTNERS

PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Columbia Partners. The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. Columbia Partners is a registered investment adviser under the Investment Advisor Act of 1940.

Columbia Partners will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Columbia Partners shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Columbia Partners’ clients have not been received, Columbia Partners will make reasonable efforts to obtain missing proxies. Columbia Partners is not responsible for voting proxies it does not receive.

Columbia Partners shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Columbia Partners does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Columbia Partners’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Columbia Partners shall revise its guidelines as events warrant.

Columbia Partners shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Columbia Partners’ compliance with its responsibilities and will facilitate clients’ monitoring of Columbia Partners. A copy of this Proxy Voting Policy Statement and Guidelines will be provided to each client upon request.

Approved: February 28, 2008

DIRECTOR ELECTIONS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. Columbia Partners holds directors to a high standard when voting on their election, qualifications, and compensation. We evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long-term shareholder value.

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following five factors:

• Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

• Diversity of board;

• Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.);

• Failure of the board to properly respond to majority votes on shareholder proposals;

• Poor long-term corporate performance record relative to peer, S&P 500 or Russell 3000 Indices.

Votes on individual director nominees are always made on a CASE-BY-CASE basis. Specific director nominee WITHHOLD/AGAINST votes can be triggered by one or more of the following factors:

• Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

• Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

• Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

• Failure to establish any key board committees (i.e. audit, compensation, or nominating);

• Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty;

• Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency;

• Interlocking directorships;

• Performance of compensation committee members and/or the entire board in relation to the approval of egregious executive compensation (both cash and equity awards);

• Performance of audit committee members concerning the approval of excessive non-audit fees and/or the lack of auditor ratification upon the proxy ballot;

• If at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

• If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Columbia Partners may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company. Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Non-Independent Chairman

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chairman on a temporary basis, and that these positions should be separated following their provisional combination.

We strongly believe that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Columbia Partners fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chairman’s job description is the duty to assess the CEO’s performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with management. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

• Generally vote AGAINST or WITHHOLD from any non-independent director who serves as board chairman;

• Generally vote AGAINST or WITHHOLD from a CEO who is also serving in the role of chairman at the same company;

• Generally support shareholder proposals calling for the separation of the CEO and chairman positions;

• Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Independent Directors

Board independence from management is of vital importance to a company and its shareholders. Accordingly, we believe votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

• Generally vote AGAINST or WITHHOLD from non-independent director nominees (insiders and affiliated outsiders) where the entire board is not at least two-thirds (67 percent) independent;

• Generally vote AGAINST or WITHHOLD from non-independent director nominees (insiders and affiliated outsiders) when the nominating, compensation and audit committees are not fully independent;

• Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;

• Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;

• Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Excessive Directorships

As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members are having to devote more time and effort to their oversight duties which, on average, were estimated to run to 280 hours per year, per board in 2005. Recent surveys of U.S. directors also confirm a desire for limiting board memberships, to between three and five seats. In view of the increased demands placed on corporate board members, Columbia Partners fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders. Columbia Partners will vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

• Generally vote AGAINST or WITHHOLD from directors serving on an excessive number of boards. As a general rule, vote AGAINST or WITHHOLD from director nominees who are:

o CEOs of publicly traded companies who serve on more than two public boards (i.e. more than one public boards other than their own board). NOTE: Columbia Partners will vote against or withhold from over boarded CEO directors only at their outside directorships and not at the company in which they presently serve as CEO); and Non-CEO directors who serve on more than six public company boards.

Financial Performance Test for Boards

Many institutional investors believe long-term financial performance should be considered when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, we will look at the company’s response to the ongoing performance issues, and consider several factors, including performance improvement in the current year, changes in management or board composition, recent transactions at the company, overall governance practices, particularly any recent changes, and the financial health of the company.

The general methodology is as follows:

• Overview: The policy will consider potential against or withhold votes from director nominees at Russell 3000 companies that underperformed relative to their industry peers. The policy consists of two phases. In Year 1, the worst performers (bottom five percent) within each of the 24 GICS groups will be noted. For Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if either of the following two conditions are met: 1) a company continues to be in the bottom five percent within its GICS group for that respective year; or 2) a company shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

o Year-to-date performance;

o Situational circumstances;

o Change in management/board;

o Overall governance practices.

• Metrics: The methodology will evaluate companies using a combination of four performance measures. One measurement will be a market-based performance metric and three measurements will be tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group.

• Weightings: All four metrics will be time-weighted equally as follows: 40 percent on the trailing 12-month period and 60 percent on the 48-month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance	50%
5-year Average pre-tax operating ROIC or ROAA*	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth or Operating Income Growth*	Core-earnings	33.3%
Sub Total	100%
Stock Performance	50%
5-year TSR	Market
Total	100%

*Metric applies to companies in the financial sector

Total shareholder return is widely considered as an important component in evaluating corporate performance. Five-year TSR is consistently viewed as an appropriate long-term time frame. In recognizing that this market-based TSR measure may be outside the control of management, the methodology incorporates three operational metrics in the analysis that effectively take into account factors that can be controlled by the company, and which measure management effectiveness in utilizing capital and managing growth. The methodology serves to identify the worst performers relative to their peers in their respective GICS groups. Moreover, the Year 2 test gives underperforming companies an opportunity to demonstrate near-term improvement in their performance.

Director Diversity

Gender and ethnic diversity are important components on a company’s board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. Columbia Partners fiduciaries believe that increasing diversity in the boardroom to better reflect a company’s workforce, customers, and community enhances shareholder value.

• Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors;

• Support endorsement of a policy of board inclusiveness;

• Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

• Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Classified Boards / Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases. Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company. Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest. In addition to shielding directors from being held accountable by shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

• Vote AGAINST management or shareholder proposals seeking to classify the board when the issue comes up for vote;

• Vote FOR management or shareholder proposals to repeal a company’s classified board structure.

• If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, we may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a CASE-BY-CASE basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

• Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats;

• Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats;

• Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLD or AGAINST votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board.

• Generally vote AGAINST shareholder proposals to limit the tenure of outside directors

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Thus, under a cumulative voting scheme shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors. Shareholders need to have flexibility in supporting candidates for a company’s board of directors. Under the current system, this is the only mechanism that minority shareholders can use to be represented on a company’s board.

• Vote AGAINST proposals to eliminate cumulative voting;

• Vote FOR proposals to permit cumulative voting.

Failure to Act on Shareholder Proposals Receiving Majority Support

• Generally vote AGAINST or WITHHOLD from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

Votes Against or Withholds from Directors for Shareholder Rights Plan (i.e. Poison Pills)

Shareholders should have the ability to vote on any shareholder rights plan adopted by a board as to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. If the board, in the exercise of its fiduciary duties, determines that a pill is in the best interests of shareholders and adopts it without shareholder approval, the pill would still require a shareholder vote within twelve months after adoption. A pill adopted under this “fiduciary out” exception should expire or be ratified by shareholder vote within twelve months after adoption.

• Vote AGAINST or WITHHOLD from director nominees at a company that has a dead-hand or modified dead-hand poison pill in place;

• Vote AGAINST or WITHHOLD from directors if the board has adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within twelve months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO),

Shareholder Access to the Proxy (“Open Access”)

The current director election process as it exists leaves much to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register symbolic dissent about a certain director candidate is to simply “withhold” support from that nominee. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected.

• Consider on a CASE-BY-CASE basis reasonably crafted shareholder proposals asking companies to voluntarily provide shareholders the ability to nominate director candidates to be included on management’s proxy card, taking into account the ownership threshold proposed in the resolution. Special consideration will be made at companies where there are legitimate concerns surrounding responsiveness to shareholders (such as not implementing majority-supported shareholder proposals), board and key committee independence, problematic compensation practices, and past accounting or financial issues such as restatements.

Majority Threshold Voting Requirement for Director Elections

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders. Columbia Partners fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

• Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

• Columbia Partners may recommend withhold/against votes on members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections. (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules). This is clearly contradicts the expressed will of shareholders.

• In addition to supporting proposals seeking a majority vote standard in director elections, we also support a post-election “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

Establish an Office of the Board

• Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

Director and Officer Indemnification ~ Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Each proposal addressing director liability will be evaluated consistent with this philosophy. Columbia Partners may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in order to promote greater director accountability.

• Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Columbia Partners fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

• Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification;

• Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

COMPENSATION

Stock Option Plans

Compensation to executive and other senior level employees should be strongly correlated to performance and achievement. Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created. Columbia Partners supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent, above peer performance. Likewise, Columbia Partners will oppose those plans that offer unreasonable benefits to executives that are not available to any other shareholders or employees.

Methodology for Analyzing Pay Plans

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. Indeed, many academic studies have found that there is limited correlation between executive stock ownership and company performance. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot. In general, Columbia Partners evaluates executive and director compensation plans on a CASE-BY-CASE basis. When evaluating equity-based compensation items on ballot, the following elements will be considered:

Primary Considerations:

• Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent;

• Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;

• Burn Rate: Vote AGAINST plans where the annual burn rate exceeds industry and index burn rates over a three-year period.

Secondary Considerations:

• Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding;

• Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company’s performance is incongruous, as measured against industry peers over one and three-year periods, or if the performance criteria is not disclosed;

• Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;

• Repricing: Vote AGAINST plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options. In those instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions: 1) The repricing represents a “value for value” exchange; 2) If the five most highly compensated employees are excluded from the repricing; 3) If the plan is broad-based; and 4) If the current vesting schedule is maintained;

• Loans: Vote AGAINST the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

Voting Power Dilution (VPD) Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan. Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A: Shares reserved for this amendment or plan;

B: Shares available under this plan and/or continuing plans prior to proposed amendment;

C: Shares granted but unexercised under this plan and/or continuing plans;

D: All outstanding shares plus any convertible equity, outstanding warrants, or debt.

The formula can be applied as follows: A + B + C

A + B + C + D

Fair Market Value, Dilution and Repricing

Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are “underwater” when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Burn Rate

The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. The burn or run rate is calculated by dividing the number of shares pursuant to awards granted in a given year by the number of shares outstanding. Columbia Partners benchmarks a company’s burn rate against three-year industry and primary index burn rates, and generally oppose plans whose burn rates exceed both industry and index burn rates over a three year period. In addition, we may vote against plans if the average annual burn-rate exceeds three percent over a three-year period.

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants. Columbia Partners will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.

Principle of Pay-For-Performance

Stock-based pay is often the main driver for excessive executive compensation, which is fueled by poor administration of the plan. Therefore, it is important to closely examine any discrepancies between increases in CEO pay and total shareholder returns against those of peer firms over a one- and three-year timeframe in assessing equity-based compensation plans.

Significant disparities between pay and performance warrants votes against or withholding from Compensation Committee members who are responsible for overseeing the company’s compensation schemes, or the entire board if the whole board was involved in and contributed to egregious compensation. We may also consider voting against or withholding from the CEO. If the equity component is the source of the imbalance, Columbia Partners may oppose the equity plan in which the CEO participates.

• Vote AGAINST or WITHHOLD from the Compensation Committee members when the company has a pay-for-performance disconnect.

Evergreen Provisions

Columbia Partners will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Poor Compensation Practices and Compensation Committee Performance

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders. The SEC issued new rules on executive and director compensation in 2006 that will require expansive disclosure and a total compensation figure for each of the named executive officers.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders will have access to more complete information. In the absence of poor disclosure that would necessitate a higher level of scrutiny, Columbia Partners may also consider voting against or withholding from the compensation committee for failure to provide pertinent information in its committee report.

• Columbia Partners will consider voting AGAINST or WITHHOLDING from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has poor compensation practices. In addition, we may consider a vote AGAINST or WITHHOLDING from the entire board if the whole board was involved in and contributed to egregious compensation. Poor compensation practices include, but are not limited to, the following:

o Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

o Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements);

o Abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;

o Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

o Egregious SERP (Supplemental Executive Retirement Plans) payouts (e.g. inclusion of additional years of service not earned or inclusion performance-based equity awards in the pension calculation);

o New CEO with overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed under this policy);

o Excessive severance provisions (e.g. severance paid for a “performance termination” - i.e. due to the executive’s failure to perform job functions at the appropriate level, perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements);

o Change in control payouts without loss of job or substantial diminution of job duties (single triggered);

o Poor Disclosure Practices (e.g. unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, methodology for benchmarking practices and/or peer group not disclosed and explained);

o Internal pay disparity (excessive differential between CEO total pay and that of next highest-paid named executive officer);

o Options backdating (covered in a separate policy);

o Other excessive compensation payouts or poor pay practices at the company.

Moreover, if there is an equity plan proposal on the ballot and the plan is a vehicle for poor pay practices, we may consider voting against the proposal based on past compensation practices.

Restricted Stock

Columbia Partners supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Executive Holding Periods

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Columbia Partners advocates for performance-based awards – such as premium-priced or indexed – which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

• Generally vote FOR shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Columbia Partners may recommend voting AGAINST or WITHHOLDING from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. We will adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies which have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Columbia Partners will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

In recommending votes against or withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, Columbia Partners will consider several factors, including, but not limited to, the following:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Length of time of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

• Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Pension Plan Income Accounting

• Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Shareholder Proposals to Limit Executive and Director Pay

• Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information;

• Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits;

• Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

• Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

• Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

Compensation Consultants - Disclosure of Board or Company’s Utilization

• Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via “tin” parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

• Vote FOR shareholder proposals to all have golden parachute agreements submitted for shareholder ratification;

• Generally vote AGAINST all proposals to ratify golden parachutes;

• Vote on tin parachutes on a CASE-BY-CASE basis.

Executive Perks and Retirement Benefits

Columbia Partners supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. Columbia Partners opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

• Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

• Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

• Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

• Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

• Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company and the viability of an investment. The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence

The recent wave of accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the large four accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that this ratio should be reversed and that non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the revised reporting requirements, a company will also be required to describe – in qualitative terms – the types of services provided under the three categories other than Audit Fees. The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services. In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot.

Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder tight to ratify the company’s choice of auditor. Whereas shareholder ratification of auditors was once considered routine by many shareowners, the subsequent accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements. It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, roughly 60% of S&P 500 companies allow for shareholder ratification of their auditors. Submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) on the auditor’s independent execution of their duties. Columbia Partners firmly believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

• Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

• Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

• Vote AGAINST or WITHHOLD from Audit Committee members in cases where consulting fees (i.e. non-audit) exceed audit fees;

• Vote AGAINST or WITHHOLD from Audit Committee members when auditor ratification is not included on the proxy ballot;

• Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor;

Auditor Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

• The tenure of the audit firm;

• The length of rotation specified in the proposal;

• Any significant audit-related issues at the company;

• The number of Audit Committee meetings held each year;

• The number of financial experts serving on the committee; and

• Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages. Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses. Such agreements may weaken the objectivity, impartiality and performance of audit firms. Columbia Partners believes it is important for shareholders to understand the full risks and implications of these agreements and determine what impact they could have on shareholder value. At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations. As such, Columbia Partners reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

• Vote AGAINST or WITHHOLD from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls, which may lead to inaccurate financial statements, hampering shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. The Audit Committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

• Vote AGAINST or WITHHOLD from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms;

• Vote AGAINST management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

TAKEOVER DEFENSES

Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

• Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;

• Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill;

• Review on a CASE-BY-CASE basis management proposals to ratify a poison pill;

• Vote AGAINST or WITHHOLD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

• Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders;

• Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

• Vote AGAINST proposals that provide that directors may be removed only for cause;

• Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;

• Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;

• Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

• Vote FOR proposals that seek to fix the size of the board within an acceptable range;

• Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

SHAREHOLDER RIGHTS

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

• Vote FOR shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived;

• Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

• Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;

• Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management;

• Vote AGAINST provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

• Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;

• Vote FOR proposals to allow or make easier shareholder action by written consent.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

• Vote FOR resolutions that seek to maintain or convert to a one-share-one-vote capital structure;

• Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

• Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

• Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;

• Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

• Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations;

• Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimbursing Proxy Solicitation Expenses

• Generally support shareholder proposals to reimburse for proxy solicitation expenses;

• When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election;

• Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

Bundled Proposals

• Vote CASE-BY-CASE on bundled or conditional proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

MERGERS & ACQUISITIONS

A number of academic and industry studies in recent years have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.

In analyzing M&A deals, private placements or other transactional related items on proxy, Columbia Partners performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Votes on mergers and acquisitions are always considered on a CASE-BY-CASE basis, taking into account the following factors:

o Impact of the merger on shareholder value;

o Perspective of ownership (target vs. acquirer) in the deal;

o Form and mix of payment (i.e. stock, cash, debt, etc.);

o Fundamental value drivers behind the deal;

o Anticipated financial and operating benefits realizable through combined synergies;

o Offer price (cost vs. premium);

o Change-in-control payments to executive officers;

o Financial viability of the combined companies as a single entity;

o Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?;

o Fairness opinion (or lack thereof);

o Changes in corporate governance and their impact on shareholder rights;

o What are the potential legal or environmental liability risks associated with the target firm?;

o Impact on community stakeholders and employees in both workforces;

o How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

• Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares;

• Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Corporate Restructuring

• Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

• Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

• Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

• Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

• Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Going Private Transactions (LBOs, Minority Squeezeouts)

• Vote on a CASE-BY-CASE basis on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

• Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

Changing Corporate Name

• Vote FOR changing the corporate name in all instances if proposed and supported by management.

CAPITAL STRUCTURE

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholders approval of increases in authorized common stock. We support increases in authorized common stock to fund stock splits that are in shareholders’ interests. Consideration will be made on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase must be evaluated.

• Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue. The following factors will be considered: rationale for the increase, good performance with respect to peers and index on a five-year TSR basis, absence of non-shareholder approved poison pill, reasonable equity compensation burn rate, absence of non-shareholder approved pay plans, and absence of egregious equity compensation practices;

• Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

Management proposals to implement a reverse stock split will be reviewed on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. Generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

• Vote FOR proposals to create blank check preferred stock only in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights;

• Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights;

• Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase;

• Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification;

• Vote FOR proposals to eliminate dual class common stock.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

• Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

• Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. The following factors are considered:

o Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

o Change in Control: Will the transaction result in a change-in-control of the company?

o Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

o Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

STATE OF INCORPORATION

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Columbia Partners is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations and Tax Havens

For a company that seeks to reincorporate, Columbia Partners evaluates the merits of the move on a CASE-BY-CASE basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. Columbia Partners believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, the following factors are considered:

• Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

• The transparency (or lack thereof) of the new locale’s legal system;

• Adoption of any shareholder-unfriendly corporate law provisions;

• Actual, quantifiable tax benefits associated with foreign incorporation;

• Potential for accounting manipulations and/or discrepancies;

• Any pending U.S. legislation concerning offshore companies;

• Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

CORPORATE RESPONSIBILITY & ACCOUNTABILITY

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE

Ingredients taking into account:

• The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

• The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

• Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

• Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

• Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

• Whether the company has adequately disclosed the financial risks of the lending products in question;

• Whether the company has been subject to violations of lending laws or serious lending controversies;

• Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

• The existing level of disclosure on pricing policies;

• Deviation from established industry pricing norms;

• The company’s existing initiatives to provide its products to needy consumers;

• Whether the proposal focuses on specific products or geographic regions.

Pharmaceutical Product Reimportation

• Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

• Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

• The company already discloses similar information through existing reports or policies such as a

Supplier Code of Conduct and/or a sustainability report;

• The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

• The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

• Current regulations in the markets in which the company operates;

• Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

• The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

• Vote FOR shareholder proposals seeking to limit the sale of tobacco products to minors;

• Generally vote AGAINST proposals calling for a full phase out of tobacco related product lines.

Equal Employment Opportunity

• Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;

• Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;

• Vote FOR non-discrimination in salary, wages, and all benefits.

Climate Change and the Environment

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

• The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

• The company’s level of disclosure is comparable to or better than information provided by industry peers; and

• There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFOs)

• Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring or if the company does not directly source from CAFOs.

Energy Efficiency

Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

• The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

• The company’s level of participation in voluntary energy efficiency programs and initiatives;

• The company’s compliance with applicable legislation and/or regulations regarding energy efficiency;

and

• The company’s energy efficiency policies and initiatives relative to industry peers.

Facility Safety (Nuclear and Chemical Plant Safety)

Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

• The company’s compliance with applicable regulations and guidelines;

• The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

• The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

General Environmental Reporting

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

• Operations in the specified regions are not permitted by current laws or regulations;

• The company does not currently have operations or plans to develop operations in these protected regions; or,

• The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

• The nature of the company’s business and the percentage affected;

• The extent that peer companies are recycling;

• The timetable prescribed by the proposal;

• The costs and methods of implementation;

• Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

General Corporate Issues

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a “what is good for the worker is good for the company” philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

• Generally support proposals that incorporate high-performance workplace standards.

Political Contributions Reporting & Disclosure

• Support reporting of political and political action committee (PAC) contributions;

• Support establishment of corporate political contributions guidelines and internal reporting provisions or controls;

• Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

CONTRACTOR SUPPLIER STANDARDS

Corporate Conduct and Labor Code of Conduct

• Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);

• Support the implementation and reporting on ILO codes of conduct;

• Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

Military Sales

Shareholder proposals from church groups and other community organizations ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

• Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;

• Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

MacBride Principles

• Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Nuclear and Depleted Uranium Weapons

Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Report on Operations in Sensitive Regions or Countries

• Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions;

• Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region;

• Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities;

• Consider shareholder proposals to pull out of a certain market on a CASE-BY-CASE basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

• The company already discloses similar information through existing reports or policies such as an

Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a

Diversity Report; or

• The company has formally committed to the implementation of a reporting program based on Global

Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

POLARIS CAPITAL MANAGEMENT, LLC

Code of Ethics

I. Introduction

The policies in this Code of Ethics reflect the assumption and expectation of Polaris Capital Management, LLC (“Polaris”) of unqualified loyalty to the interests of Polaris and its clients on the part of each employee of Polaris. In the course of their service to Polaris, employees must be under no influence which may cause them to serve their own or someone else’s interests rather than those of Polaris or its clients.

Employees should understand that this Code of Ethics applies to both direct and indirect business interests. Polaris’s policies reflect its desire to detect and prevent not only situations involving actual or potential conflict of interests, but also those situations involving only an appearance of conflict or of unethical conduct. Polaris’s business is one dependent upon public confidence. The mere appearance of possibility of doubtful loyalty is as important to avoid as actual disloyalty itself. The appearance of impropriety could besmirch Polaris’s name and damage its reputation to the detriment of all those with whom we do business.

II. Statement of General Principles

It is the policy of Polaris that all of its employees must comply with all federal securities laws (as defined below in Section IV) applicable to its business. The fundamental position of Polaris is, and has been, that it shall place at all times the interests of Polaris’s clients first. Accordingly, private financial transactions by Polaris employees who are “access persons” (as defined below in Section IV) of Polaris must be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an access person’s position of trust and responsibility. Further, access persons should not take inappropriate advantage of their positions with or on behalf of any client of Polaris.

Without limiting in any manner the fiduciary duty owed by access persons to the clients of Polaris or the provisions of this Code of Ethics, it should be noted that Polaris considers it proper that purchases and sales be made by its access persons in the marketplace of securities owned by the clients of Polaris; provided, however, that such securities transactions comply with the spirit of, and the specific restrictions and limitations set forth in, this Code of Ethics. Such personal securities transactions should also be made in amounts consistent with the normal investment practice of the person involved and, with respect to investment personnel (as defined below in Section IV), with an investment, rather than a trading, outlook. Not only does this policy encourage investment freedom and result in investment experience, but it also fosters a continuing personal interest in such investments by those responsible for the continuous supervision of the clients’ portfolios. It is also evidence of confidence in the investments made.

In making personal investment decisions with respect to any security, however, extreme care must be exercised by access persons to insure that the prohibitions of this Code of Ethics are not violated.

Further, personal investing by an access person should be conducted in such a manner so as to eliminate the possibility that the access person’s time and attention is being devoted to his or her personal investments at the expense of time and attention that should be devoted to management of a client’s portfolio.

It bears emphasis that technical compliance with procedures, prohibitions and limitations of this Code of Ethics will not automatically insulate from scrutiny personal securities transactions which show a pattern of abuse by an access person of his or her fiduciary duty to any client of Polaris.

III. Legal Requirements

Section 17(j) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides, among other things, that it is unlawful for any affiliated person of Polaris to engage in any act, practice or course of business in connection with the purchase or sale, directly or indirectly, by such affiliated person of any security held or to be acquired by an investment company in contravention of such rules and regulations as the Securities and Exchange Commission (the “Commission”) may adopt to define and prescribe means reasonably necessary to prevent such acts, practices or courses of business as are fraudulent, deceptive or manipulative. Pursuant to Section 17(j), the Commission has adopted Rule 17j-1, which states that it is unlawful for any affiliated person of Polaris, in connection with the purchase or sale of a security held or to be acquired (as defined in the Rule) by an investment company:

(i)	to employ any device, scheme or artifice to defraud a client, which is an investment company;

(ii)

to make to a client, which is an investment company, any untrue statement of a material fact or omit to state to a client a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(iii)	to engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon a client, which is an investment company; or

(iv)	to engage in any manipulative practice with respect to a client, which is an investment company.

(v)

Rule 17j-1 requires Polaris, as an investment adviser to investment companies (as defined below in Section (IV), to adopt a written code of ethics containing provisions reasonably necessary to prevent its access persons from engaging in any of the prohibited conduct referenced above.

In addition, Section 204A of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires investment advisers such as Polaris to establish, maintain, and enforce written policies and procedures reasonably designed, taking into consideration the nature of such investment adviser’s business, to prevent the misuse in violation of the Advisers Act or the Securities Exchange Act of 1934, or the rules or regulations thereunder, of material, nonpublic information by such investment adviser or any person associated with such investment adviser. Pursuant to Section 204A of the Advisers Act, the Commission has adopted Rule 204A-1, which requires Polaris to establish, maintain and enforce a written code of ethics that, at a minimum, includes:

(i)	standards of conduct and compliance with federal securities laws;

(ii) personal securities trading;

(ii)	initial public offerings and limited offerings;

(iv) reporting violations of the code; and

(v) educating employees about the code and obtaining an employee acknowledgement.

IV. Definitions

For purposes of this Code of Ethics, the following definitions shall apply:

1. The term “access person” shall mean any director, officer or advisory person (as defined below) of Polaris excluding any director, who would otherwise be considered an access person, because they are not involved in or have knowledge of the firm’s day to day activities or trading activity.

2. The term “advisory person” shall mean: (i) every employee of Polaris (or of any company in a control relationship to Polaris) (a) who makes, participates in, or obtains or has access to information regarding, the purchase or sale of a security (as defined below) by a client, or whose functions relate to the making of any recommendations with respect to such purchases or sales or (b) who has access to nonpublic information regarding the portfolio holdings of a client; and (ii) every natural person in a control relationship to Polaris (a) who obtains information concerning recommendations made to a client with regard to the purchase or sale of a security or (b) who has access to nonpublic information regarding the portfolio holdings of a client.

3. A security is “being considered for purchase or sale” when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

4. The term “beneficial ownership” shall mean a direct or indirect "pecuniary interest" (as defined in subparagraph (a) (2) of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) that is held or shared by a person directly or indirectly (through any contract, arrangement, understanding, relationship or otherwise) in a security. While the definition of "pecuniary interest" in subparagraph (a) (2) of Rule 16a-1 is complex, the term generally means the opportunity directly or indirectly to provide or share in any profit derived from a transaction in a security. An indirect pecuniary interest in securities by a person would be deemed to exist as a result of: (i) ownership of securities by any of such person's immediate family members sharing the same household (including child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother- or father-in-law, sister- or brother-in-law, and son- or daughter-in-law; (ii) the person's partnership interest in the portfolio securities held by a general or limited partnership; (iii) the existence of a performance-related fee (not simply an asset-based fee) received by such person as broker, dealer, investment adviser or manager to a securities account; (iv) the person's right to receive dividends from a security provided such right is separate or separable from the underlying securities; (v) the person's interest in securities held by a trust under certain circumstances;

and (vi) the person's right to acquire securities through the exercise or conversion of a "derivative security" (which term excludes (a) a broad-based index option or future, (b) a right with an exercise or conversion privilege at a price that is not fixed, and (c) a security giving rise to the right to receive such other security only pro rata and by virtue of a merger, consolidation or exchange offer involving the issuer of the first security).

5. The term “client” shall mean an entity (natural person, corporation, investment company or other legal structure having the power to enter into legal contracts), which has entered into a contract with Polaris to receive investment management services.

6. The term “control” shall mean the power to exercise a controlling influence over the management or policies of Polaris, unless such power is solely the result of an official position with Polaris, all as determined in accordance with Section 2 (a) (9) of the 1940 Act.

7. The term “federal securities laws” shall mean the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the 1940 Act, the Advisers Act, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the Commission under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the Commission or the Department of the Treasury.

8. The term “initial public offering” shall mean an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934.

9. The term “investment company” shall mean a management investment company registered as such under the 1940 Act and for which Polaris is the investment adviser or sub-adviser regardless of whether the investment company has entered into a contract for investment management services with Polaris.

10. The term “investment personnel” shall mean all portfolio managers of Polaris and other advisory persons who assist the portfolio managers in making investment decisions for a client, including, but not limited to, analysts and traders of Polaris.

11. The term “limited offering” shall mean an offering that is exempt from registration under the Securities Act of 1933 pursuant to section 4(2) or section 4(6) thereof or pursuant to Rule 504, Rule 505, or Rule 506 thereunder.

12. The term “material nonpublic information” with respect to an issuer shall mean information, not yet released to the public that would have a substantial likelihood of affecting a reasonable investor's decision to buy or sell any securities of such issuer.

13. The term “Performance Accounts” shall mean all clients for which Polaris receives a performance-related fee and in which Polaris is deemed to have an indirect pecuniary interest because of the application of Rule 16a-1(a)(2)(ii)(C) under the Securities and Exchange Act of 1934, as amended, as required by Rule 17j-1 under the 1940 Act.

14. The term “purchase” shall include the writing of an option to purchase.

15. The term “Review Officer” shall mean the officer or employee of Boston Investor Services, Inc. designated from time to time by Polaris to receive and review reports of purchases and sales by access persons. The term “Alternate Review Officer” shall mean the officer of Boston Investor Services, Inc. designated from time to time by Polaris to receive and review reports of purchases and sales by the Review Officer, and who shall act in all respects in the manner prescribed herein for the Review Officer.

16. The term “sale” shall include the writing of an option to sell.

17. The term “security” shall have the meaning set forth in Section 2 (a)(36) of the 1940 Act,except that it shall not include shares of NON-CLIENT investment companies (which also do not, either directly or through their underwriters or other investment advisers, control Polaris or are not controlled by or under common control with Polaris), securities issued by the United States government, short-term securities which are “government securities” within the meaning of Section 2 (a)(16) of the 1940 Act, bankers’ acceptances, bank certificates of deposit, commercial paper and such other money market instruments as may designated from time to time by Polaris.

V. Substantive Restrictions On Personal Trading Activities

A. Prohibited Activities

While the scope of actions which may violate the Statement of General Principles set forth above cannot be defined exactly, such actions would always include at least the following prohibited activities.

1. All employees shall avoid profiting by securities transactions of a short-term trading nature (including market timing) involving shares of an investment company. Transactions which involve a purchase and sale, or sale and purchase, of shares of the same series of an investment company (excluding Money Market Funds and Short Duration Funds or similar short-term fixed income fund) within sixty (60) calendar days shall be deemed to be of a trading nature and thus prohibited unless prior written approval of the transaction is obtained from the Review Officer. This restriction shall also not apply to purchase and sales of shares an investment company pursuant to an automatic dividend reinvestment plan or automatic investment, exchange or withdrawal plan, which includes purchases of shares of an investment company through automatic contributions to an employer sponsored retirement or employee benefit plan.

2. No access person shall, directly or indirectly, purchase or sell securities in such a way that the access person knew, or reasonably should have known, that such securities transactions compete in the market with actual or considered securities transactions for any client of Polaris, or otherwise personally act to injure any client's securities transactions;

3. No access person shall use the knowledge of securities purchased or sold by any client of Polaris or securities being considered for purchase or sale by any client of Polaris to profit personally, directly or indirectly, by the market effect of such transactions;

4. No access person shall, directly or indirectly, communicate to any person who is not an access person any material nonpublic information relating to any client of Polaris or any issuer of any security owned by any client of Polaris, including, without limitation, the purchase or sale or considered purchase or sale of a security on behalf or any client of Polaris, except to the extent necessary to effectuate securities transactions on behalf of the client of Polaris;

5. No access person shall, directly or indirectly, execute a personal securities transaction on a day during which a client of Polaris has a pending "buy" or "sell" order in that same or equivalent security until that order is executed or withdrawn;

6. No access person shall accept any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of client;

7. No access persons shall serve on the board of directors of any publicly traded company, absent prior written authorization and determination by the President of Polaris that the board service would be consistent with the interests of clients. Where board service is authorized, access persons serving as directors normally should be isolated from those persons making investment decisions through “Chinese Wall” or other procedures. All access persons are prohibited from accepting any service, employment, engagement, connection, association or affiliation in or with any enterprise, business of otherwise which is likely to materially interfere with the effective discharge of responsibilities to Polaris and its clients;

8. Investment personnel shall avoid profiting by securities transactions of a trading nature, which transactions are defined as a purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty (60) calendar days;

9. Investment personnel shall not, directly or indirectly, purchase any security sold in an initial public offering. Access persons shall not, directly or indirectly, purchase any security sold in an initial public offering without obtaining prior written approval from the Review Officer;

10. Investment personnel and access persons shall not, directly or indirectly, purchase any security issued pursuant to a limited offering without obtaining prior written approval from the Review Officer. Investment personnel who have been authorized to acquire securities in a private placement must disclose such investment when they are involved in a client’s subsequent consideration of an investment in the issuer. In such circumstances, the client's decision to purchase securities of the issuer must be independently reviewed by investment personnel with no personal interest in the issuer;

11. Investment personnel shall not recommend any securities transaction on behalf of a client without having previously disclosed any beneficial ownership interest in such securities or the issuer thereof to the Review Officer including without limitation:

a. his or her beneficial ownership of any securities of such issuer;

b. any contemplated transaction by such person in such securities;

c. any position with such issuer or its affiliates; and

d. any present or proposed business relationship between such issuer or its affiliates and such person or any party in which such person has a significant interest. Such interested investment personnel may not participate in the decision for the client to purchase and sell securities of such issuer.

12. No Investment personnel shall, directly or indirectly, purchase or sell any security or equivalent security in which he or she has, or by reason of such purchase acquires, any beneficial ownership within a period of seven (7) calendar days before and after a client has purchased or sold such security.

B. Exempt Transactions and Conduct

This Code of Ethics shall not be deemed to be violated by any of the following transactions:

1. Purchases or sales for an account over which the access person has no direct or indirect influence or control;

2. Purchases or sales which are non-volitional on the part of the access person;

3. Purchases which are part of an automatic dividend reinvestment plan;

4. Purchases made by exercising rights distributed by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired by the access person from the issuer, and sales of such rights so acquired;

5. Tenders of securities pursuant to tender offers which are expressly conditioned on the tender offer's acquisition of all of the securities of the same class;

6. Purchases or sales for which the access person has received prior written approval from the Review Officer. Prior approval shall be granted only if a purchase or sale of securities is consistent with the purposes of this Code of Ethics and the federal securities laws and the rules thereunder; and

7. Purchases or sales made in good faith on behalf of a client, it being understood by, and disclosed to, each client that Polaris may make contemporaneous investment decisions and cause to be effected contemporaneous executions on behalf of one or more of the clients and that such executions may increase or decrease the price at which securities are purchased or sold for theclients.

VI. Compliance Procedures

A. Ownership of Shares of an Investment Company

Every access person who beneficially owns shares of an investment company is required to own such shares either:

(i) directly with the investment company in the name of the employee or in the name of an immediate family member (or other person or entity whose direct ownership causes the employee to be deemed to be the beneficial owner of the shares),

(ii) through a retirement or employee benefit plan sponsored by a family member’s employer to the extent the access person is the beneficial owner of the shares as a result of the ownership of the shares by that family member.

Every access person is required to notify the Review Officer in writing within thirty (30)

days of a list of the persons (other than the employee) who are the record owners of the shares of an investment company which are beneficially owned by the employee and the associated account numbers or name of employer sponsoring the retirement or employee benefit plan. Every employee is required to notify the Review Officer in writing within thirty (30) days of any change to that list, including the addition of new persons to the list.

B. Preclearance for Personal Securities Investments

Every access person or person with beneficial ownership interest shall be required to submit on Form III their intent to trade for their own account to the Review Officer. The Review Officer will be obligated to determine whether any prohibitions or restrictions apply to the relevant securities and respond to the access persons submitting such intent to trade forms in writing. The Review Officer shall approve or not approve the transactions and will respond in writing within two business days following the date of submission by indicating on the pre-clearance form if the transaction is approved or not approved. If the transaction is approved the trade may be considered “precleared” and the access person may execute such “precleared” trade anytime within two business days following the lapse of the Review Officer's two day period. If four business days have elapsed, not including the day the form was submitted, and the access person's trade has not been executed, “preclearance” will lapse and the access person may not trade without violating this preclearance provision. The access person will be required to submit another Form III and have the intended trade “precleared” again.

C. Records of Securities Transactions

1. Upon the discretion and written request of the Review Officer, access persons are required to direct their brokers to supply to Polaris on a timely basis duplicate copies of confirmations of all securities transactions and copies of periodic statements for all securities accounts in which the access person has a beneficial ownership interest. Such brokerage reports may be provided in lieu of the reports required under Paragraph D of this Section VI, provided that such brokerage reports contain all the information required by Paragraph D.2 and are provided within the time period specified in Paragraph D.2.

D. Personal Reporting Requirements

1. Each access person shall submit to the Review Officer a report in the form annexed hereto as Form I or in similar form (such as a computer printout), which report shall set forth at least the information described in subparagraph 2 of this Paragraph D as to all securities transactions and any securities accounts opened during each quarterly period, in which such access person has, or by reason of such transactions or new account acquires of disposes of, any beneficial ownership of a security (including, in the case of the account information required under subparagraph D.2.B, securities excepted from the definition of securities in Section IV.17).

Any access person who is the beneficial owner of shares of an affiliated investment company which are held through a retirement or employee benefit plan shall submit to the Review Officer a separate report in the form annexed hereto as Form I or in similar form, in addition to the report required by subparagraph 2 of this Paragraph D, which report shall set forth the information described in subparagraph 2 of this Paragraph D solely as to transactions in shares of an affiliated investment company. The access person is not required to include in this report transactions in shares of money market funds and short duration funds (or similar short-term fixed income fund) and purchases and sales pursuant to an automatic dividend reinvestment plan or automatic investment, exchange or withdrawal plan, including purchases through automatic contributions to the retirement or employee benefit plan. If no transactions in any investment company shares required to be reported were effected during a quarterly period, such employee shall submit to Review Officer a report on Form I within the time-frame specified below stating that no reportable securities transactions were effected.

2. Every report on Form I shall be made not later than thirty (30) days after the end of each calendar quarter in which the transaction(s) to which the report relates was effected and shall contain the following information:

A. Transactions in Securities.

(1) the date of each transaction, the title, the exchange ticker symbol or CUSIP number (as applicable), the interest rate and maturity date (if applicable), the class and number of shares, and the principal amount of each security involved;

(2) the nature of each transaction (i.e., purchases, sale or other type of acquisition or disposition);

(3) the price at which each transaction was effected; and

(4) the name of the broker, dealer or bank with or through whom each transaction was effected; and

(5) the signature of the employee/access person and the date the report was submitted.

If no transactions in any securities required to be reported were effected during a quarterly period by an access person such access person shall submit to the Review Officer a report on Form I within the time-frame specified above stating that no reportable securities transactions were effected. However, if an access person has provided for the Review Officer to receive all of his or her brokerage statements and confirmations with respect to all accounts over which he or she has beneficial ownership, that access person is not required to submit a report indicating there were no reportable securities transactions during that quarterly period.

An access person need not submit a transactions report under this subparagraph D.2.A:

(1) with respect to any securities (including those excepted from the if the access person has provided for the Review Officer to receive all of his or her brokerage statements and such statements contain all of the information required under this subparagraph.

B. Securities Accounts Opened (NOTE: This includes accounts holding ANY securities, including those excepted from the definition of securities in Section IV.17.)

(1) the name of the broker, dealer or bank with whom the access person established the account;

(2) the date the account was established; and

(3) the date the report was submitted by the access person.

An access person need not submit a report under this Paragraph D:

(1) with respect to transactions effected for, and securities held in, any account over which the person has no direct or indirect influence or control;

(2) with respect to transactions effected pursuant to an automatic investment plan;

And

(3) if the access person has provided for the Review Officer to receive all of his or her brokerage statements and such statements contain all of the information required by this Paragraph D.2 and are submitted within the required time period.

E. Disclosure of Personal Holdings

1. Each access person shall submit to Polaris an initial holdings report no later than 10 days after the person becomes an access person which contains the following information (with such information current as of a date no more than 45 days before the report is submitted):

(i) The title and type of security, the exchange ticker symbol or CUSIP number (as applicable), the interest rate and maturity date (as applicable), the number of shares and principal amount of each security in which the access person had any beneficial ownership when the person became an access person;

(ii) The name of any broker, dealer of bank with whom the access person maintained an account in which any securities (including the securities which are excepted from the definition of securities in Section IV.14.) were held for the direct or indirect benefit of the access person as of the date the person became an access person; and

(iii) The date the report was submitted.

2. Each access person shall submit to Polaris an annual holdings report which contains the following information (with such information current as of a date no more than 45 days before the report is submitted):

(i) The title, number of shares and principal amount of each security in which the access person had any beneficial ownership;

(iii)

The name of any broker, dealer of bank with whom the access person maintained an account in which any securities (including the securities which are excepted from the definition of securities in Section IV.17.) were held for the direct or indirect benefit of the access person; and

(iv)	The date the report was submitted.

If an access person is the beneficial owner of shares of an investment company which are held through a retirement or employee benefit plan, the access person shall submit to the Review Officer initial an annual holdings reports in the manner set forth above for access persons which disclose the beneficial ownership of shares of an investment company held through the retirement or employee benefit plan. In place of disclosing the name of any broker, dealer or bank with whom the account was maintained, the employee shall disclose the name of the employer sponsoring each retirement or employee benefit plan in which shares of the investment company are held.

An access person need not submit a report under this Paragraph E with respect to securities held in any account over which the person has no direct or indirect influence or control.

F. Reporting of Code Violations

All employees of Polaris shall have an obligation to report any suspected or actual violations of this Code of Ethics to Polaris’s Chief Compliance Officer who shall address the matter with Polaris’s President. If the President of Polaris, after consultation with the Chief Compliance Officer and, as necessary, legal counsel, determines a violation has occurred, he or she shall immediately impose sanctions as set forth in Section VII, inform the client affected and report such sanctions to the client.

G. Review of Reports

1. The Review Officer or the Alternate Review Officer or their designee shall review and initial all reports required by Paragraphs D and E of this Section VI.

2. At the end of each calendar quarter, the Review Officer shall prepare a summary of all transactions by access persons in securities which were purchased, sold, held or considered for purchase or sale by each client during the prior quarter.

3. Both the Review Officer and the Alternate Review Officer shall compare all reported personal securities transaction with completed and contemplated portfolio transactions of the client to determine whether a violation of this Code of Ethics may have occurred. The Review Officer and Alternative Review Officer shall also compare an access person’s reported personal securities transactions with the holdings disclosed on the access person’s annual holdings report. Before making any determination that a violation has been committed by any person, the Review Officer shall give such person an opportunity to supply additional explanatory material.

H. Review of Performance Accounts

If Applicable, the Review Officer shall review on a quarterly basis all transactions in securities on behalf of the Performance Accounts that were conducted simultaneously with transactions in the same securities on behalf of other clients.

I. Annual Certification of Compliance

All Polaris employees shall certify annually on the form annexed hereto as Form IV that they (i) have received, read and understand this Code of Ethics and recognize that they are subject hereto, (ii) have complied with the requirements of this Code of Ethics and (iii) will comply with all applicable requirements of this Code of Ethics.

J. Joint Participation

Access persons should be aware that a specific provision of the 1940 Act prohibits such persons, in the absence of an order of the Commission, from effecting a transaction in which an investment company is a “joint or a joint and several participant” with such person. Any transaction which suggests the possibility of a question in this area should be presented to legal counsel for review.

K. Investment Company Board Approval and Annual Reports to Board

1. Polaris shall submit this Code of Ethics, and any material changes to this Code of Ethics, to the board of directors of any investment company for approval.

2. No less frequently than annually, Polaris shall submit to the board of directors of any investment company, a written report that:

(i)

describes any issues arising under this Code of Ethics or related procedures since the last report to the board of directors, including, but not limited to, information about material violations of this Code of Ethics or related procedures and sanctions imposed in response to such material violations; and

(ii)	certifies that Polaris has adopted procedures reasonably necessary to prevent access persons from violating this Code of Ethics.

L. Sub-contractors and Polaris

Polaris may contract with other investment advisers to provide research and administrative services. Each such sub-contractor is subject to its own Code of Ethics, a copy of which has been made available to Polaris. Each sub-contractor is required to submit quarterly to Polaris a report that there have been no violations of the sub-contractor's Code of Ethics during the most recent calendar quarter. If there have been violations of the sub-contractor's Code of Ethics, the subcontractor must submit a detailed report of such violations and what remedial action, if any, was taken. If the sub-contractor's violation involved a client of Polaris, such violation will be analyzed by the Review Officer in Section VI F.3. (above); provided, however, that if the subcontractor is Boston Investor Services, Inc., the analysis of the violation will be done by the

President of Polaris.

M. Compliance with Federal Securities Laws

All Polaris employees are required to comply with all federal securities laws applicable to

Polaris’s business.

VII. SANCTIONS

Any violation of this Code of Ethics shall result in the imposition of such sanctions as Polaris may deem appropriate under the circumstances, which may include, but is not limited to, removal, suspension of demotion from office, imposition of a fine, a letter of censure and/or restitution to the affected client of an amount equal to the advantage the offending person shall have gained by reason of such violation.

The sanction of disgorgement of any profits realized may be imposed for any of the following violations:

a. Violation of the prohibition against investment personnel profiting from securities transactions of a trading nature;

b. Violation of the prohibition against access persons, directly or indirectly, executing a personal securities transaction on a day during which a client in his or her complex has a pending "buy" or "sell" order; and,

c. Violation of the prohibition against portfolio managers, directly or indirectly,

purchasing or selling any security in which he or she has, or by reason of such purchase acquired, any beneficial ownership within a period of seven (7) calendar days before and after a client has purchased or sold such security.

VIII. RECORDKEEPING REQUIREMENTS

Polaris shall maintain and preserve in an easily accessible place:

a. a copy of the Code of Ethics (and any prior code of ethics that was in effect at any time during the past five years) for a period of five years;

b. a record of any violation of this Code of Ethics and of any action taken as a result of such violation for a period of five years following the end of the fiscal year in which the violation occurs;

c. a copy of each report (or computer printout) submitted under this Code of Ethics for a period of five years, only those reports submitted during the previous two years must be maintained and preserved in an easily accessible place;

d. a copy of each report to the board of directors of any investment company made under Paragraph K of Section VI; and

e. a list of all persons who are, or within the past five years were, required to make reports pursuant to this Code of Ethics;

f. the names of each person who is serving or who has served as Review Officer or Alternative Review Officer within the past five years;

g. a record of all written acknowledgments made under Section VI.I;

h. a record of every decision and the reasons supporting it under Section VI.B to approve the acquisition of securities by an access person in any initial public offering or limited offering.

IX. MISCELLANEOUS

A. Confidentiality

All information obtained from any access person hereunder shall be kept in strict confidence by Polaris, except that reports of securities transaction hereunder will be made available to the Commission or any other regulatory or self-regulatory organization to the extent required by law or regulation.

B. Notice to Access Persons

Polaris shall identify all persons who are considered to be "access persons," "investment personnel" and "portfolio managers," inform such persons of their respective duties and provide such persons with copies of this Code of Ethics.

Reviewed: March 25, 2009

Analytic Investors, LLC

Proxy Voting Policy and Procedure

Analytic Investors, LLC (“Analytic”) assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight Committee

Analytic acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic has established a Proxy Oversight Committee (the “Committee”), to oversee the proxy voting process. The Committee consists of at least one of the firm’s Chief Investment Officer, the Chief Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic has contracted with an independent proxy voting service (the “Proxy Service”).

Proxy Voting Service

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic, advising Analytic of any material conflicts of interest (see below), and providing Analytic with documentation of the voting record. Analytic has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Proxy Coordinator. Upon notification the Proxy Service’s recusal from voting, Analytic’s Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic’s Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic’s Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting Guidelines

Analytic has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

Proxy Voting Record

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number (or similar security identification information), (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic’s Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic will maintain the following records for five years in an easily accessible place, the first two years in its office:

•	Analytic’s proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service
•	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic)
•	Records of votes cast on behalf of clients
•	Records of written client requests for voting information
•	Records of written responses from Analytic to both written and verbal client requests
•	Any other documents prepared that were material to Analytic’s decision to vote a proxy or that memorialized the basis for the decision.

December 19, 2009

PROXY VOTING POLICY

PanAgora Asset Management, Inc.

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

describes its proxy voting procedures to its clients in Part II of its Form ADV;

provides the client with this written proxy policy, upon request;

discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

documents the reason(s) for voting for all non-routine items; and

keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Policy Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, one of the Co-Chairmen of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If a Co-Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the Co-Chairman will examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, a Co-Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, either Co-Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, a Co-Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

Part C Other Information

Item 23. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust, dated April 2, 1990 (i)

(1)	Amendment 1, Dated July 18, 1993, to the Agreement and Declaration of Trust, Dated April 2, 1990 (i)

(2)	Establishment and Designation of Class A Shares Dated July 26, 2005 (vii)

(3)	Amendment to establish the Quant Foreign Value Small Cap Fund dated April 29, 2008, to the Agreement and Declaration of Trust, Dated April 2, 1990 (x).

(4)	Amendment to change names of the Funds, dated April 29, 2008, to the Agreement and Declaration of Trust, Dated April 2, 1990 (x).

(b)	Amended and Restated By-Laws, Dated October 22, 2008 are filed herein

(c)	(1)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights (i)

(2)	Portions of By Laws Relating to Shareholders’ Rights (i)

(d)

(1)	Amended and Restated Management Contract Between Quantitative Group of Funds and Quantitative Investment Advisors, Inc. (formerly Quantitative Advisors, Inc.), dated May 1, 2008 (x).

(2)	Amended and Restated Advisory Contract between Quantitative Advisors and Columbia Partners, LLC, dated January 1, 2009 - Small Cap Fund is filed herein

(3)	Advisory Contract between Quantitative Advisors and PanAgora Asset Management, Inc.), dated August 3, 2007 - Emerging Markets Fund (ix)

(4)	Advisory Contract between Quantitative Advisors and Polaris Capital Management, Inc., Dated January 31, 1999 - Foreign Value Fund (i)

(5)	Advisory Contract between Quantitative Advisors and Analytic Investors, LLC, dated January 2, 2008 - Long/Short Fund (ix)

(6)	Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated May 1, 2008 - Foreign Value Small Cap Fund is filed herein.

(7)	Amendment to Advisory Contract between Quantitative Advisors and Analytic Investors, LLC, dated January 1, 2009 is filed herein

(8)	Amendment to Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated January 1, 2009 is filed herein
(e)

(1)	Restated Distribution Agreement Dated May 1, 2008, (includes 12b-1 Plan) (x).

(2)	Form of Specimen Selling Group Agreement (viii)

(f)	Not applicable.

(g)

(1)	Custodian Contract between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(2)	Investment Accounting Agreement between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(h)

(1)	Amended and Restated Transfer Agent and Service Agreement, dated May 1, 2008 (x).

(2)	Amendment to Transfer Agent and Service Agreement, effective November 1, 2008 is filed herein.

(3)	Administration Agreement dated November 1, 2008 is filed herein

(i)	Opinion and Consent of Legal Counsel is filed herein.

(j)	Consent of Independent Registered Public Accounting Firm is filed herein

(k)	Not applicable.

(l)	Not applicable.

(m)	(1) Distribution Plan pursuant to Rule 12b-1 is included in the Distribution Agreement exhibit (e)(1)

(2)	Form of Specimen Selling Group Agreement (viii)

(n)	Multiple Class Plan Pursuant to Rule 18f-3 is filed herein.

(o)	Not applicable.

(p)	(1)	Code of Ethics for the Fund
(a)	Dated April 2000 (ii)
(b)	Dated July 23, 2003 (iii)
(c)	Dated January 1, 2005 (v)
(d)	Dated January 10, 2008 (ix)

(2)	Code of Ethics - Columbia Partners Dated December 15, 2008 is filed herein

(3)	Code of Ethics - PanAgora Asset Management, Inc. Dated December 5 2008 is filed herein

(4)	Code of Ethics - Polaris Capital Management Inc. Dated March 25, 2009 is filed herein

(5)	Code of Ethics - Analytic Investors, LLC Dated September 30, 2005 (ix)

(q)	Power of Attorney Dated April 29, 2008, (xi)

Notes:

(i)	Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein.

(ii)	Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein.

(iii)	Previously filed with Post-Effective Amendment No. 24 to the Registration Statement on July 31, 2003.

(iv)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on July 29, 2004.

(v)	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on May 31, 2005.

(vi)	Previously filed with Post-Effective Amendment No. 28 to the Registration Statement on July 29, 2005.

(vii)	Previously filed with Post-Effective Amendment No. 29 to the Registration Statement on August 10, 2005.

(viii)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement on July 27, 2007 and incorporated by reference herein.

(ix)	Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on February 14, 2008 and incorporated by reference herein.

(x)	Previously filed with Post-Effective Amendment No. 38 to the Registration Statement on April 30, 2008 and incorporated by reference herein.

(xi)	Previously filed with Post-Effective Amendment No. 39 to the Registration Statement on May 30, 2008 and incorporated by reference herein.

(xii)	Previously filed with Post-Effective Amendment No. 40 to the Registration Statement on August 1, 2008 and incorporated by reference herein.

Item 24. Persons Controlled by or under common control with the Company.

No person is presently controlled by or under common control with the Quantitative Group of Funds d/b/a Quant Funds the “Trust”.

Item 25. Indemnification

Indemnification provisions for officers, directors and employees of the Trust are set forth in Article VIII, Sections one through three of the Amended and Restated Agreement and Declaration of Trust, and are hereby incorporated by reference. See Item 23 (a) (1) above. Under this Declaration of Trust, trustees and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules there under. Under the Investment Company Act of 1940, trustees and officers of the Trust cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust also maintains liability insurance policies covering its directors and officers.

Item 26. Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of Quantitative Investment Advisors, Inc., the Registrant’s investment adviser (the “Manager”), is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name	Business and other connections

Willard L. Umphrey:	President/Treasurer/Clerk/Director, U.S. Boston Insurance
Director	Agency, Inc.; Director, U.S. Boston Capital Corporation; President
President

/Director, USB Atlantic Associates, Inc.; Director/Treasurer, USB Corporation and U.S. Boston Corporation; Director, Pear Tree Partners Management LLC; Director, Sugarbush Solutions, Inc.; Director, U.S. Boston Asset Management Corporation,; Partner, U.S. Boston Company, U.S. Boston Company II; President/Chairman/Trustee, Quantitative Group of Funds, d/b/a Quant Funds.

Leon Okurowski:	Director/President, U.S. Boston Corporation, USB
Vice President, Treasurer,	Corporation; Vice President/Treasurer/Director,
Clerk and Director

U.S. Boston Capital Corporation; Vice President, U.S. Boston Insurance Agency, Inc.; Director, Medcool, Inc.; Director, Sugarbush Solutions, Inc.; Partner, U.S. Boston Company, U.S. Boston Company II; Treasurer/Vice President, Quantitative Group of Funds, d/b/a Quant Funds.

Deborah A. Kessinger:	President and Chief Compliance Officer, U.S. Boston Capital
Chief Compliance Officer	Corporation; Chief Compliance Officer, Quantitative Group of Funds, d/b/a Quant Funds; Assistant Clerk, Quantitative Group of Funds, d/b/a Quant Funds.

The principal business address of each U.S. Boston affiliate named above is Lincoln North, 55 Old Bedford Road, Lincoln, Massachusetts 01773.

Item 27. Principal Underwriters

(a)	Not applicable.
(b)	The directors and officer of the Registrant’s principal underwriter are:

Positions and	Positions and
Offices with	Offices with
Name	Underwriter	Registrant

Deborah A. Kessinger	President and Chief	Chief Compliance Officer and
Compliance Officer	Assistant Clerk

Leon Okurowski	Vice President,	Vice President and
Treasurer, Clerk and	Treasurer
Director

Willard L. Umphrey	Director	President, Chairman
and Trustee

The principal business address of each person listed above is Lincoln North, 55 Old Bedford Road, Lincoln, Massachusetts 01773.

(c)	Not applicable.

Item 28. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under include:

Registrant’s investment advisers:

Quantitative Investment Advisors, Inc.
55 Old Bedford Road
Lincoln, MA 01773

Analytic Investors, LLC

555 West Fifth Street, 50th Floor

Los Angeles, CA 90013

PanAgora Asset Management, Inc.
470 Atlantic Avenue, 8th Floor
Boston, MA 02110

Columbia Partners, L.L.C., Investment Management
5425 Wisconsin Avenue, Suite 700
Chevy Chase, MD 20815

Polaris Capital Management, LLC
125 Summer Street
Boston, MA 02110

Registrant’s custodian:

State Street Bank & Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

Registrant’s transfer agent:

Quantitative Institutional Services,

a division of Quantitative Investment Advisors, Inc.

55 Old Bedford Road
Lincoln, MA 01773

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Quantitative Group of Funds hereby certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the town of Lincoln, County of Middlesex, and Commonwealth of Massachusetts, on the 31st day of July, 2009.

Quantitative Group of Funds d/b/a Quant Funds

/s/ Leon Okurowski	/s/ Willard L. Umphrey
Leon Okurowski, Treasurer	Willard L. Umphrey, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert M. Armstrong *	July 31, 2009
Trustee	Date

/s/ John M. Bulbrook *	July 31, 2009
Trustee	Date

/s/ William H. Dunlap *	July 31, 2009
Trustee	Date

/s/ Clinton S. Marshall *	July 31, 2009
Trustee	Date

/s/ Willard L. Umphrey	*	July 31, 2009
Trustee	Date

*By:/s/ Willard L. Umphrey	July 31, 2009
Willard L. Umphrey	Date
Attorney in Fact

EXHIBIT INDEX

Exhibit

Number	Description

(b)	Amended and Restated By-Laws, Dated October 22, 2008

(d)(2)	Advisory Contract between Quantitative Advisors and Columbia Partners, LLC, dated January 1, 2009 - Small Cap Fund

(d)(6)	Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated May 1, 2008 (Foreign Value Small Cap Fund)

(d)(7)	Amendment to Advisory Contract between Quantitative Advisors and Analytic Investors, LLC, dated January 1, 2009

(d)(8)	Amendment to Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated January 1, 2009

(h)(2)	Amendment to Transfer Agent and Service Agreement, effective November 1, 2008

(h)(3)	Administration Agreement dated November 1, 2008

(j)	Consent of Independent Registered Public Accounting Firm

(i)	Opinion and Consent of Legal Counsel

(n)	Rule 18f-3 Plan

(p)(2)	Code of Ethics - Columbia Partners

(p)(3)	Code of Ethics - PanAgora Asset Management, Inc.

(p)(4)	Code of Ethics - Polaris Capital Management Inc.